      As filed with the Securities and Exchange Commission on May 1, 2002.

                                                              File No. 333-32231
                                                                       811-08303

                                    --------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                       Pre-Effective Amendment No. __ [ ]
                       Post-Effective Amendment No. 7 [X]



                                       And

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940[X]

                                 Amendment No. 9

                  MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
               --------------------------------------------------
           (Exact name of Registrant as Specified in Trust Instrument)

                      1221 Avenue of the Americas
                      New York, New York 10020

                -------------------------------------------------
                      (Address of Principal Executive Office) (Zip Code)

                      (800) 548-7786

                  -------------------------------------------------
                      (Area Code and Telephone Number)

                      Ronald E. Robison
                      Morgan Stanley Investment Management Inc.
                      1221 Avenue of the Americas
                      New York, NY 10020

                  -----------------------------------------------------
                      (Name and Address of Agent for Service)

                                     Copy to

                      Stuart M. Strauss, Esq.
                      Mayer, Brown, Rowe & Maw
                      1675 Broadway New York, NY 10019

It is proposed that this filing will become effective (check appropriate box)

 X    immediately upon filing pursuant to paragraph (b) of Rule 485.
----
     on [date] pursuant to paragraph (b) of Rule 485.
---
      60 days after filing pursuant to paragraph (a)(1) of Rule 485.
----
      75 days after filing pursuant to paragraph (a)(2) of Rule 485.
 --
      on [date] pursuant to paragraph (a) of Rule 485.
 ---

[LOGO] Morgan Stanley

  Prospectus


  May 1, 2002


Morgan Stanley Strategic Adviser Fund, Inc.


          Conservative Portfolio
          The Conservative Portfolio seeks the highest level of long-term total return that is consistent with a relatively conservative level of risk.

          Moderate Portfolio
          The Moderate Portfolio seeks the highest level of long-term total return that is consistent with a relatively moderate level of risk.

          Aggressive Portfolio

          The Aggressive Portfolio seeks the highest level of long-term capital appreciation that is consistent with a relatively high level of risk.




Investment Adviser

Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------

Distributor


Morgan Stanley & Co. Incorporated

--------------------------------------------------------------------------------

Morgan Stanley Strategic Adviser Fund, Inc. (the "Fund") is a no-load mutual fund that offers investors a range of asset allocation strategies designed to accommodate different investment philosophies, goals and risk tolerances. The Fund implements these strategies by investing in a combination of mutual funds ("Underlying Funds") that are investment portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF Inc.") and Morgan Stanley Institutional Fund Trust ("MSIF Trust"). The Underlying Funds are managed by either Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management" or the "Adviser") or Morgan Stanley Investments LP ("MSI"). This Prospectus offers Class A and Class B shares of the portfolios listed above (each a "Portfolio" and, collectively, the "Portfolios").

--------------------------------------------------------------------------------
The Securities and Exchange Commission (the "Commission") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Table of Contents


                                                                           Page
Investment Summary
-------------------------------------------------------------------------------
The Fund                                                                      1
-------------------------------------------------------------------------------
Conservative Portfolio                                                        2
-------------------------------------------------------------------------------
Moderate Portfolio                                                            4
-------------------------------------------------------------------------------
Aggressive Portfolio                                                          6
-------------------------------------------------------------------------------

Fees and Expenses of the Portfolios                                           8
-------------------------------------------------------------------------------
Additional Risk Factors and Information                                      10
-------------------------------------------------------------------------------
Fund Management                                                              16
-------------------------------------------------------------------------------
Shareholder Information                                                      17
-------------------------------------------------------------------------------

Financial Highlights                                                         19
-------------------------------------------------------------------------------
Conservative Portfolio                                                       19
-------------------------------------------------------------------------------
Moderate Portfolio                                                           19
-------------------------------------------------------------------------------
Aggressive Portfolio                                                         19
-------------------------------------------------------------------------------

  Morgan Stanley Strategic Adviser Fund, Inc.
  Prospectus


  Investment Summary


The Fund


Objective
This section discusses the investment approach of the Fund and, in general, how Morgan Stanley Investment Management manages the investments of all of the Portfolios. In addition, the Investment Summaries that follow describe in greater detail the individual investment objectives and policies of each Portfolio.

Approach

The Fund is a type of mutual fund often described as a "fund of funds." The three Portfolios of the Fund have distinct investment objectives and are designed to accommodate different investment philosophies, goals and risk tolerances. Each Portfolio invests in different combinations of shares of Underlying Funds, which are Class A shares of investment portfolios of MSIF Inc. or Institutional Class shares of MSIF Trust. These Underlying Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.


Process
Morgan Stanley Investment Management allocates each Portfolio's investments within broad ranges for Underlying Funds that invest primarily in fixed income securities ("Underlying Fixed Income Funds") and equity securities ("Underlying Equity Funds"). The Portfolios' permissible ranges for Underlying Fixed Income Funds and Underlying Equity Funds, as well as their current investments, are set forth in the Investment Summaries that follow. The allocation process is strategic, rather than tactical, and focuses on subtle adjustments in response to longer term trends in market forces. Accordingly, Morgan Stanley Investment Management expects each Portfolio's allocation among Underlying Funds to remain relatively static, but it may rebalance the investment allocations to restore weightings to the permitted ranges.


You can find additional information about the Underlying Funds, including a discussion of their investment strategies, later in this Prospectus under "Additional Investment Information." The Portfolios also may invest in other Underlying Funds (i.e., other investment portfolios that MSIF Inc. and MSIF Trust currently offer or may offer in the future). The Portfolios intend to invest entirely in combinations of Underlying Funds, however, they also may invest directly in certain fixed income securities.

Conservative Portfolio


Objective
The Conservative Portfolio seeks the highest level of long-term total return that is consistent with a relatively conservative level of risk.

Approach
Morgan Stanley Investment Management seeks to invest in Underlying Funds that, together, have low to moderate potential risk and reward. The Conservative Portfolio may be appropriate for relatively conservative investors who have a shorter time horizon for their investments and seek some capital appreciation while generally preserving principal -- for example, investors who are investing with a 3-5 year time horizon.

Process
The Conservative Portfolio invests in Underlying Fixed Income Funds and, to a lesser extent, in Underlying Equity Funds, within the following permitted ranges:

Investment Parameters of the Portfolio

                            Fixed Income 75% to 85%
                            Equity       15% to 25%

Morgan Stanley Investment Management anticipates allocating the Portfolio's investments to Underlying Funds that focus their investments on the U.S. and that invest in short-duration fixed income securities. The Portfolio invests, to a lesser extent, in Underlying Funds that invest in equity securities of larger issuers and longer maturity or high yield fixed income securities. The following is an example of how Morgan Stanley Investment Management may allocate the Portfolio's investments:


Portfolio Allocations as of April 23, 2002


                MSIF Inc. Equity Growth Portfolio          9.43%
                MSIF Inc.Value Equity Portfolio            9.35%
                MSIF Trust Limited Duration Portfolio     70.72%
                MSIF Trust High Yield Portfolio            8.55%
                MSIF Inc. Emerging Markets Debt Portfolio  0.93%
                MSIF Inc. Emerging Markets Portfolio       1.03%



                                    [CHART]

Performance (Class A Shares)
Commenced operations on December 31, 1997

1998   1999   2000   2001
-----  -----  -----  -----
7.76%  8.69%  3.06%  4.07%

High Quarter  (Q4 '99)  4.94%
------------------------------
Low Quarter   (Q3 '98) (2.09)%


Average Annual Total Returns


(for the year ended December 31, 2001)



                                                                 Past     Since
                                                             One Year Inception
 ------------------------------------------------------------------------------
 Class A (commenced operations on December 31, 1997)
 Return before Taxes                                            4.07%     5.87%
 Return after Taxes on Distributions                            2.23%     3.12%
 Return after Taxes on Distributions and Sale of Fund Shares    2.48%     3.35%
 Composite Index (reflects no deduction for fees, expenses
  or taxes)                                                     4.21%     6.20%
 Lehman 1-3 Year Gov't Bond Index (reflects no deduction
  for fees, expenses or taxes)                                  8.53%     6.64%
 Class B (commenced operations on December 31, 1997)
 Return before Taxes                                            4.03%     5.65%
 Composite Index (reflects no deduction for fees, expenses
  or taxes)                                                     4.21%     6.20%
 Lehman 1-3 Year Gov't Bond Index (reflects no deduction
  for fees, expenses or taxes)                                  8.53%     6.64%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.


The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees ot taxes, which would lower the indices' performance.


The Composite Index for the Conservative Portfolio is a composite comprised of 70% of the Lehman 1-3 Year Government Bond Index, 20% of the S&P 500 Index and 10% of the Salomon High Yield Market Index. The Portfolio's investments vary and will not necessarily match the Composite Index's allocation among asset classes.


The Lehman 1-3 Year Government Bond Index is comprised of government agency and treasury securities with maturities of 1-3 years.

  Morgan Stanley Strategic Adviser Fund, Inc.
  Prospectus


  Investment Summary


Conservative Portfolio (Cont'd)



This example only illustrates the Portfolio's investments. Morgan Stanley Investment Management may alter the Portfolio's investment allocation at any time, consistent with the permitted ranges for Underlying Fixed Income and Underlying Equity Funds.

Risks

The value of your investment in the Conservative Portfolio is based primarily on the prices of the Underlying Funds that the Portfolio purchases. The price of each Underlying Fund, in turn, is based on the value of the securities that it purchases. These prices change daily due to economic and other events that affect equity and fixed income markets generally, as well as those that affect particular issuers, such as companies and governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of Underlying Funds and, indirectly, the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities, and therefore Underlying Equity Funds, have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, and therefore Underlying Fixed Income Funds, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Moderate Portfolio


Objective
The Moderate Portfolio seeks the highest level of long-term total return that is consistent with a relatively moderate level of risk.

Approach
Morgan Stanley Investment Management seeks to invest in Underlying Funds that, together, have moderate potential risk and reward. The Moderate Portfolio may be appropriate for moderately aggressive investors who have an intermediate time horizon for their investments and are willing to bear a moderate level of risk in the hope of achieving capital appreciation -- for example, investors with a 5-20 year time horizon.

Process
The Moderate Portfolio invests primarily in a mix of Underlying Equity Funds and Underlying Fixed Income Funds, within the following permitted ranges:

Investment Parameters of the Portfolio
Fixed Income         45% to 55%
Equity               45% to 55%

Morgan Stanley Investment Management anticipates allocating the Portfolio's investments to Underlying Funds that focus their investments on equity securities of mid- to large-size U.S. and foreign issuers. The Portfolio also invests in Underlying Funds that focus on short- to intermediate-duration fixed income securities, including high yield securities and mortgage securities. The following is an example of how Morgan Stanley Investment Management may allocate the Portfolio's investments:


Portfolio Allocations as of April 23, 2002


MSIF Trust Intermediate Duration Portfolio 39.80%
MSIF Inc. Equity Growth Portfolio          15.97%
MSIF Inc. International Magnum Portfolio   10.59%
MSIF Trust High Yield Portfolio             8.84%
MSIF Inc. Active International Allocation
  Portfolio                                 5.15%
MSIF Inc. Value Equity Portfolio           17.02%
MSIF Inc. Emerging Markets Portfolio        1.66%
MSIF Inc. Emerging Markets Debt Portfolio   0.96%





                                    [CHART]

Performance (Class A Shares)
Commenced operations on December 31, 1997

1998    1999     2000     2001
----    ----     ----    -----
9.93    15.79   (1.37)   (1.67)

High Quarter  (Q4 '99) 9.92%
---------------------------------
Low Quarter   (Q3 '98) (7.00)%


 Average Annual Total Returns
 (for the year ended December 31, 2001)

                                                                 Past     Since
                                                             One Year Inception
 ------------------------------------------------------------------------------
 Class A (commenced operations on December 31, 1997)
 Return before Taxes                                           -1.67%     5.41%
 Return after Taxes on Distributions                           -3.19%     2.35%
 Return after Taxes on Distributions and Sale of Fund Shares -0.85% 3.00% Composite Index (reflects no deduction for fees, expenses
  or taxes)                                                    -3.44%     5.41%
 S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                   -11.88%     5.66%
 Class B (commenced operations on December 31, 1997)
 Return before Taxes                                           -1.94%     5.13%
 Composite Index (reflects no deduction for fees, expenses
  or taxes)                                                    -3.44%     5.41%
 S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                   -11.88%     5.66%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.


The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance.

1. The Composite Index for the Moderate Portfolio is a composite comprised of 40% of the Lehman Intermediate Government/Corporate Bond Index, 35% of the S&P 500 Index, 15% of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index and 10% of the Salomon High Yield Market Index. The Portfolio's investments vary and will not necessarily match the Composite Index's allocation among asset classes.

2. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These companies are a representative sample of some 100 industries, chosen mainly for market size, liquidity and industry group representation.

  Morgan Stanley Strategic Adviser Fund, Inc.
  Prospectus


  Investment Summary


Moderate Portfolio (Cont'd)


This example only illustrates the Portfolio's investments. Morgan Stanley Investment Management may alter the Portfolio's investment allocation at any time, consistent with the permitted ranges for Underlying Fixed Income and Underlying Equity Funds.



Risks

The value of your investment in the Moderate Portfolio is based primarily on the prices of the Underlying Funds that the Portfolio purchases. The price of each Underlying Fund, in turn, is based on the value of the securities that it purchases. These prices change daily due to economic and other events that affect equity and fixed income markets generally, as well as those that affect particular issuers, such as companies and governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of Underlying Funds and, indirectly, the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities, and therefore Underlying Equity Funds, have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, and therefore Underlying Fixed Income Funds, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.



To the extent that the Underlying Funds invest in foreign countries, particularly emerging markets, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Underlying Funds' investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Underlying Funds may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Underlying Funds cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that they will succeed in doing so.

Aggressive Portfolio


Objective
The Aggressive Portfolio seeks the highest level of long-term capital appreciation that is consistent with a relatively high level of risk.

Approach
Morgan Stanley Investment Management seeks to invest in Underlying Funds that, together, have moderate to high potential risk and reward. The Aggressive Portfolio may be appropriate for relatively aggressive investors who have a longer time horizon for their investments and are willing to bear a higher level of risk in the hope of achieving greater appreciation -- for example, investors with a 20 year or longer time horizon.

Process
The Aggressive Portfolio invests primarily in Underlying Equity Funds and, to a lesser extent, in Underlying Fixed Income Funds within the following permitted ranges:



Investment Parameters of the Portfolio
Fixed Income         10% to 20%
Equity               80% to 90%

Morgan Stanley Investment Management anticipates allocating the Portfolio's investments to Underlying Funds that focus their investments on equity securities of U.S. and foreign issuers, including those in emerging markets. The Portfolio also invests, to a lesser extent, in Underlying Funds that focus on intermediate- to long-duration fixed income securities, including high yield securities and mortgage securities. The following is an example of how Morgan Stanley Investment Management may allocate the Portfolio's investments:


Portfolio Allocations as of April 23, 2002


MSIF Inc. Equity Growth Portfolio              18.70%
MSIF Inc. Emerging Markets Debt Portfolio       0.90%
MSIF Trust Mid Cap Growth Portfolio             4.56%
MSIF Inc. Emerging Markets Portfolio           12.34%
MSIF Inc. Value Equity Portfolio               19.70%
MSIF Trust Core Plus Fixed Income Portfolio    13.80%








                                    [CHART]

Performance (Class A Shares)
Commenced operations on December 31, 1997

1998      1999       2000    2001
-----    ------    -------  -------
8.38%    34.31%    (7.92)%  (7.71)%

High Quarter   (Q3 '99)   20.31%
------------------------------------
Low Quarter   (Q3 '98)   (14.71)%




Average Annual Total Returns


(for the year ended December 31, 2001)




                                                                 Past     Since
                                                             One Year Inception
 ------------------------------------------------------------------------------
 Class A (commenced operations on December 31, 1997)
 Return before Taxes                                           -7.71%     5.46%
 Return after Taxes on Distributions                           -8.65%     2.56%
 Return after Taxes on Distributions and Sale of Fund Shares   -4.34%     3.39%
 Composite Index (reflects no deduction for fees, expenses
  or taxes)                                                    -9.72%     4.08%
 MSCI World Index (reflects no deduction for fees, expenses
  or taxes)                                                   -16.82%     2.91%
 Class B (commenced operations on December 31, 1997)
 Return before Taxes                                           -8.02%     5.21%
 Composite Index (reflects no deduction for fees, expenses
  or taxes)                                                    -9.72%     4.08%
 MSCI World Index (reflects no deduction for fees,
  expenses or taxes)                                          -16.82%     2.91%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%), and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.


The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance.


The Composite Index for the Aggressive Portfolio is a composite comprised of 50% of the Russell 3000 Index, 25% of the Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East Index, 15% of the Lehman Aggregate Bond Index and 10% of the IFC Investable Emerging Markets Index. The Portfolio's investments vary and will not necessarily match the Composite Index's allocation among asset classes.


The Morgan Stanley Capital International World Index is an unmanaged index of common stocks designed to measure international equity market performance. The MSCI World Index includes securities representative of the market structure of over 20 developed market countries in North America, Europe, and the Asia/Pacific region.

  Morgan Stanley Strategic Adviser Fund, Inc.
  Prospectus


  Investment Summary


Aggressive Portfolio (Cont'd)






MSIF Trust Mid Cap Value
  Portfolio                                4.18%
MSIF Inc. Active International Allocation
  Portfolio                                9.63%
MSIF Inc. International Magnum
  Portfolio                               16.18%





This example only illustrates the Portfolio's investments. Morgan Stanley Investment Management may alter the Portfolio's investment allocation at any time, consistent with the permitted ranges for Underlying Fixed Income and Underlying Equity Funds.


Risks

The value of your investment in the Aggressive Portfolio is based primarily on the prices of the Underlying Funds that the Portfolio purchases. The price of each Underlying Fund, in turn, is based on the value of the securities that it purchases. These prices change daily due to economic and other events that affect equity and fixed income markets generally, as well as those that affect particular issuers, such as companies and governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of Underlying Funds and, indirectly, the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities, and therefore Underlying Equity Funds, have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, and therefore Underlying Fixed Income Funds, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.



To the extent that the Underlying Funds invest in foreign countries, particularly emerging markets, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Underlying Funds' investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Underlying Funds may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Underlying Funds cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that they will succeed in doing so.

Fees and Expenses of the Portfolios


The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Portfolios do not charge any sales loads or similar fees when you purchase or redeem shares. The Annual Fund Operating Expenses in the table do not reflect voluntary fee waivers, and/or expense reimbursements, which are described in the footnotes, from Morgan Stanley Investment Management.



2001 Annual Portfolio Operating Expenses


(expenses that are deducted from Portfolio assets)*



                                                                      Total Annual
                       Management 12b-1      Other  Administration  Fund Operating
                              Fee   Fee  Expenses+             Fee        Expenses
Class A
-----------------------------------------------------------------------------------
Conservative Portfolio       None  None       2.49%           0.15%           2.64%
-----------------------------------------------------------------------------------
Moderate Portfolio           None  None       1.68            0.15            1.83
-----------------------------------------------------------------------------------
Aggressive Portfolio         None  None       1.87            0.15            2.02
-----------------------------------------------------------------------------------

Class B
-----------------------------------------------------------------------------------
Conservative Portfolio       None  0.25%      2.49%           0.15%           2.89%
-----------------------------------------------------------------------------------
Moderate Portfolio           None  0.25       1.68            0.15            2.08
-----------------------------------------------------------------------------------
Aggressive Portfolio         None  0.25       1.87            0.15            2.27
-----------------------------------------------------------------------------------


*The fees for the Portfolios shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its administration fee and/or reimburse the Portfolios so that total annual expenses, including expenses attributable to investment in Underlying Funds, will not exceed 0.80% for the Class A shares and 1.05% for the Class B shares of the Conservative Portfolio; 0.90% for the Class A shares and 1.15% for the Class B shares of the Moderate Portfolio; and 1.10% for the Class A shares and 1.35% for the Class B shares of the Aggressive Portfolio.


For the year ended December 31, 2001, after giving effect to Morgan Stanley Investment Management's voluntary management fee waiver and/or expense reimbursement, the total operating expenses incurred by investors, excluding expenses attributable to investment in Underlying Funds, were 0.43% for the Class A shares and 0.68% for the Class B shares for the Conservative Portfolio; 0.27% for the Class A shares and 0.52% for the Class B shares of the Moderate Portfolio; and 0.29% for the Class A shares and 0.54% for the Class B shares of the Aggressive Portfolio.


Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.


+ The net expenses attributable to the investments in the Underlying Funds were 0.37%, 0.63% and 0.81% for the Class A shares and Class B shares of the Conservative Portfolio, the Moderate Portfolio and the Aggressive Portfolio, respectively.

  Morgan Stanley Strategic Adviser Fund, Inc.
  Prospectus


  Fees and Expenses of the Portfolios


Fees and Expenses of the Portfolios

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions the table indicates what your costs would be.

Example
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds having similar investment objectives.


                                    1 Year 3 Years 5 Years 10 Years
             Conservative Portfolio
             ------------------------------------------------------
             Class A                  $267    $820  $1,400   $2,973
             ------------------------------------------------------
             Class B                   292     895   1,523    3,214
             ------------------------------------------------------
             Moderate Portfolio
             ------------------------------------------------------
             Class A                   186     576     990    2,148
             ------------------------------------------------------
             Class B                   211     652   1,119    2,410
             ------------------------------------------------------
             Aggressive Portfolio
             ------------------------------------------------------
             Class A                   205     634   1,088    2,348
             ------------------------------------------------------
             Class B                   230     709   1,215    2,605
             ------------------------------------------------------

Additional Risk Factors and Information


This section discusses additional risk factors and information relating to the Portfolios and their investments in the Underlying Funds. The Portfolios' investment practices and limitations and the Underlying Funds' investments are described in greater detail in the Statement of Additional Information ("SAI"), which is legally part of this Prospectus. For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Bank Investors
An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Temporary Defensive Investments
When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolios' performance.

Underlying Funds



The Portfolios initially will consider the following Underlying Funds for investment. However, Morgan Stanley Investment Management may, in accordance with the Portfolios' investment objectives and policies, select additional Underlying Funds for investment.

UNDERLYING EQUITY FUNDS

U.S. EQUITY FUNDS

MSIF Inc. Equity Growth Portfolio


MSIF Inc. U.S. Real Estate Portfolio


MSIF Inc. Value Equity Portfolio


MSIF Trust Mid Cap Growth Portfolio


MSIF Trust Mid Cap Value Portfolio


MSIF Trust Small Cap Growth Portfolio


MSIF Trust Value Portfolio


INTERNATIONAL EQUITY FUNDS

MSIF Inc. Active International Allocation Portfolio


MSIF Inc. Asian Equity Portfolio


MSIF Inc. Emerging Markets Portfolio


MSIF Inc. European Value Equity Portfolio


MSIF Inc. International Equity Portfolio


MSIF Inc. International Magnum Portfolio


MSIF Inc. Japanese Value Equity Portfolio


MSIF Inc. Latin American Portfolio


UNDERLYING FIXED INCOME FUNDS

U.S. FIXED INCOME FUNDS

MSIF Inc. Fixed Income III Portfolio


MSIF Trust Core Plus Fixed Income Portfolio


MSIF Trust High Yield Portfolio


MSIF Trust Intermediate Duration Portfolio


MSIF Trust Limited Duration Portfolio


INTERNATIONAL FIXED INCOME FUNDS

MSIF Trust International Fixed Income Portfolio


U.S. Equity Funds


MSIF Inc. Equity Growth Portfolio


The MSIF Inc. Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.



MSIF Inc. U.S. Real Estate Portfolio


The MSIF Inc. U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").



MSIF Inc. Value Equity Portfolio

The MSIF Value Equity Portfolio seeks high total return by investing primarily in equity securities that the investment adviser believes to be undervalued

  Morgan Stanley Strategic Adviser Fund, Inc.
  Prospectus


  Additional Risk Factors and Information




relative to the stock market in general at the time of purchase.


MSIF Trust Mid Cap Growth Portfolio


The MSIF Trust Mid Cap Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies.



MSIF Trust Mid Cap Value Portfolio


The MSIF Trust Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with capitalizations generally in the range of companies included in the S&P MidCap 400 Index.



MSIF Trust Small Cap Growth Portfolio


The MSIF Trust Small Cap Growth Portfolio seeks long-term capital growth by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies.



MSIF Trust Value Portfolio


The MSIF Trust Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with capitalizations generally greater than $2.5 billion. The Portfolio focuses on stocks that are believed to be undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index.


International Equity Funds


MSIF Inc. Active International Allocation Portfolio


The MSIF Inc. Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the investment adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.



MSIF Inc. Asian Equity Portfolio


The MSIF Inc. Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers.



MSIF Inc. Emerging Markets Portfolio


The MSIF Inc. Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth oriented equity securities of issuers in emerging market countries.



MSIF Inc. European Value Equity Portfolio

The MSIF European Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of European issuers.


MSIF Inc. International Equity Portfolio


The MSIF Inc. International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.



MSIF Inc. International Magnum Portfolio


The MSIF Inc. International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.



MSIF Inc. Japanese Value Equity Portfolio


The MSIF Inc. Japanese Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.



MSIF Inc. Latin American Portfolio


The MSIF Inc. Latin American Portfolio seeks long-term capital appreciation by investing primarily in growth oriented equity securities of Latin American issuers.


U.S. Fixed Income Funds


MSIF Inc. Fixed Income III Portfolio


The MSIF Inc. Fixed Income III Portfolio seeks to produce a high total return consistent with the preservation of capital by investing primarily in a diversified portfolio of fixed income securities.



MSIF Trust Core Plus Fixed Income Portfolio




The MSIF Trust Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities. The MSIF Trust Core Plus Fixed Income Portfolio ordinarily will seek to maintain an average weighted maturity in excess of five years.



MSIF Trust High Yield Portfolio


The MSIF Trust High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in high yield securities

(commonly referred to as "junk bonds"). The MSIF Trust High Yield Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security.



MSIF Trust Intermediate Duration Portfolio


The MSIF Trust Intermediate Duration Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified mix of U.S. Government securities, investment grade corporate bonds and mortgage securities. The MSIF Trust Intermediate Duration Portfolio will ordinarily seek to maintain an average duration of between two and five years, although there is no minimum or maximum maturity for any individual security.



MSIF Trust Limited Duration Portfolio


The MSIF Trust Limited Duration Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in U.S. Government securities, investment grade corporate bonds and mortgage securities. The MSIF Trust Limited Duration Portfolio will ordinarily seek to maintain an average duration similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and 3 years, although there is no minimum or maximum maturity for any individual security.


International Fixed Income Funds


MSIF Trust International Fixed Income Portfolio


The MSIF Trust International Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in investment grade fixed income securities of government and corporate issuers in countries other than the U.S., including, to a limited degree, high yield securities and securities of issuers located in emerging markets. The MSIF Trust International Fixed Income Fund will ordinarily seek to maintain an average-weighted maturity in excess of five years.


Underlying Fund Investment Risks



The following sections describe some of the risks associated with the Underlying Funds' investment policies and strategies.

Price Volatility

The value of a Portfolio's investment in an Underlying Fund is based on the market prices of the securities the Underlying Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries and companies. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Underlying Fund owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to that of fixed income securities, but they have tended to be more volatile than fixed income securities in the short term. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. However, shorter duration fixed income securities tend to experience less price volatility than longer term fixed income securities.



Foreign Securities


Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an Underlying Fund's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in

  Morgan Stanley Strategic Adviser Fund, Inc.
  Prospectus


  Additional Risk Factors and Information





foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.



Foreign Currency


In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since Underlying Funds may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Underlying Fund's assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.



Derivatives and Other Investments


An Underlying Fund may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, structured notes, collateralized mortgage obligations ("CMOs'') and stripped mortgage-backed securities ("SMBS''). These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.



A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An Underlying Fund may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates or interest rates. An Underlying Fund investing in fixed income securities, may use futures to control its exposure to changes in interest rates and to manage the overall maturity and duration of its securities holdings.





CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered
Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.


Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Underlying Fund, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for an Underlying Fund to sell a derivative, which could result in difficulty closing a position and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, derivatives are subject to counterparty risk. To minimize this risk, an Underlying Fund may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, an Underlying Fund may invest in certain derivatives that require it to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause an Underlying Fund to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If an Underlying Fund is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Underlying Fund's currency risks involves the risk of mismatching the Underlying Fund's obligations under a forward or futures contract with the value of securities denominated in a particular currency.



Both CMOs and SMBSs are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMOs or SMBSs that an Underlying Fund holds, these price movements may be significantly greater than that experienced by mortgage-backed securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on the Underlying Fund's yield to maturity and could cause the Underlying Fund to suffer losses.



While the use of derivatives may be advantageous to an Underlying Fund, if Morgan Stanley Investment Management or MSI is not successful in employing them, an Underlying Fund's performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.


Equity Securities
Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of all equity securities in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities.

Fixed Income Securities
Fixed income securities generally are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The value of a fixed income security typically moves in the opposite direction of prevailing interest rates: if rates rise, the value of a fixed income security falls; if rates fall, the value increases. Certain types of fixed income securities, such as inverse floaters, are designed to respond differently to changes in interest rates. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers. The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. An Underlying Fund with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration.

Foreign Investing

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, an Underlying Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of an Underlying Fund's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The value of the Underlying Funds' shares may vary widely in response to political and economic factors affecting companies in the countries in which the Underlying Funds concentrate their assets. An Underlying Fund may invest in certain instruments, such as derivatives and may use certain techniques such as hedging, to manage these risks. However, the Underlying Fund cannot guarantee that it will be practical to hedge these risks or that it will succeed in doing so. An Underlying Fund may use derivatives for other purposes, such as gaining exposure to foreign markets.

  Morgan Stanley Strategic Adviser Fund, Inc.
  Prospectus


  Additional Risk Factors and Information





Emerging Market Risks
Emerging market countries are foreign countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

High Yield Securities
Fixed income securities that are not investment grade are commonly referred to as "junk bonds" or high yield, high risk securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. An Underlying Fund's investments in high yield securities expose it to a substantial degree of credit risk.

Mortgage-Backed Securities
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.


Non-Diversified Status


Each Portfolio is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Portfolios may invest a greater percentage of their assets in the securities of an individual issuer, in this case any Underlying Fund. Thus, a Portfolio's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause a Portfolio's overall value to decline to a greater degree than would a diversified portfolio.

Investment Adviser



Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management" or the "Adviser"), as investment adviser, allocates each Portfolio's investments in the Underlying Funds. Morgan Stanley Investment Management also advises the Underlying Funds that are portfolios of MSIF Inc. Morgan Stanley Investments LP ("MSI") advises the Underlying Funds that are portfolios of MSIF Trust.



The Adviser with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the distributor to the Fund.



Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. As of December 31, 2001, the Adviser, together with its affiliated asset management companies, had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.


Portfolio Management







The Portfolios' assets are managed by the Asset Allocation Team. Current members of the team include Francine J. Bovich, Managing Director, and Que Nguyen, Executive Director.

Shareholder Information


Distribution of Portfolio Shares
Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

About Net Asset Value
The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio values Underlying Funds at their net asset value and generally values other securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors.

Pricing Of Portfolio Shares

The price to buy or sell (redeem) Class A and Class B shares of each Portfolio is the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share of each Portfolio as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the Portfolios are open for business (the "Pricing Time").


How To Purchase And Redeem Shares
Shares of the Portfolios are currently offered only to institutional investors such as defined contribution plans, defined benefit plans and endowment funds. Retirement plan participants should refer to materials provided by their plan sponsor or plan administrator for information on how to invest in and redeem shares of the Portfolios.

Plan sponsors or administrators who have made arrangements with the Fund may receive orders from their plan participants to purchase or redeem shares of the Portfolios, generally on each business day. That night, all orders received by that plan sponsor or plan administrator prior to the Pricing Time on that day are aggregated, and the plan sponsor or plan administrator generally places a net purchase and/or redemption order(s) for shares of the Portfolios on the morning of the next business day. These orders are normally executed at the NAV per share that was computed for each Portfolio as of the Pricing Time the previous day.

Plan sponsors and plan administrators who choose not to enter into arrangements of the type described above will need to transmit orders for receipt by the Fund prior to the Pricing Time in order for those orders to be executed at the NAV computed for that day.

The Fund will normally wire redemption proceeds to the plan sponsor or plan administrator on the next business day after receipt of the redemption instructions by the Fund, but in no event later than seven days following receipt of such instructions. The Fund may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is suspended or restricted or as permitted by the Commission.

Dividends And Distributions
Each Portfolio's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, if eligible, you may elect to receive distributions in cash by giving written notice to the Fund or your plan sponsor or plan administrator.

  Morgan Stanley Strategic Adviser Fund, Inc.
  Prospectus


  Shareholder Information

Taxes
The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed at ordinary rates, long-term capital gains distributions are taxed at long-term capital gains rates regardless of how long you hold your shares. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is generally a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not generally result in taxation.

IRAs and participants in tax-qualified retirement plans generally will not be subject to federal tax liability on either dividend and capital gain distributions from the Portfolios or redemption of shares of the Portfolios. Rather, participants in such plans will be taxed when they begin taking distributions from their IRAs and/or the retirement plans. There are various restrictions on eligibility, contributions and withdrawals, depending on the type of tax-deferred account or tax-qualified retirement plan. You should consult with a tax professional on the specific rules governing your own plan.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

Financial Highlights



The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio over the life of the Portfolio. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an invest-ment in each Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2000 and December 31, 2001 has been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent accountants.




                                     Net
        Net Asset               Realized                                    In Excess
           Value,        Net         and  Total from         Net       Net     of Net
        Beginning Investment  Unrealized  Investment  Investment  Realized   Realized          Total
Class A of Period     Income Gain (Loss)  Operations      Income      Gain       Gain  Distributions
-----------------------------------------------------------------------------------------------------
Conservative Portfolio
 2001      $ 9.60      $0.42      ($0.04)      $0.38      ($0.45)       --         --         ($0.45)
 2000       10.09       0.56       (0.26)       0.30       (0.76)       --     ($0.03)         (0.79)
 1999       10.18       0.56        0.31        0.87       (0.76)   ($0.13)     (0.07)         (0.96)
 1998       10.00       0.35        0.42        0.77       (0.46)    (0.11)     (0.02)         (0.59)
One Day Ended December 31,
 1997*      10.00         --          --          --          --        --         --             --
-----------------------------------------------------------------------------------------------------
Moderate Portfolio
 2001      $ 9.40      $0.34      ($0.50)     ($0.16)     ($0.32)   ($0.08)        --         ($0.40)
 2000       10.69       0.78       (0.94)      (0.16)      (0.64)    (0.25)    ($0.24)         (1.13)
 1999       10.49       0.39        1.23        1.62       (0.89)    (0.47)     (0.06)         (1.42)
 1998       10.00       0.28        0.71        0.99       (0.43)    (0.03)     (0.04)         (0.50)
One Day Ended December 31,
 1997*      10.00         --          --          --          --        --         --             --
-----------------------------------------------------------------------------------------------------
Aggressive Portfolio
 2001      $ 9.77      $0.17      ($0.92)     ($0.75)     ($0.14)   ($0.18)        --         ($0.32)
 2000       12.30       0.83       (1.80)      (0.97)      (0.57)    (0.99)        --          (1.56)
 1999       10.49       0.24        3.29        3.53       (0.86)    (0.86)        --          (1.72)
 1998       10.00       0.13        0.70        0.83       (0.24)    (0.01)    ($0.09)         (0.34)
One Day Ended December 31,
 1997*      10.00         --          --          --          --        --         --             --
-----------------------------------------------------------------------------------------------------

*Commencement of operations
**Annualized
 The ratios of expenses to average net assets do not reflect the expenses of the Underlying Funds attributable to the Portfolio.

  Morgan Stanley Strategic Adviser Fund, Inc.
  Prospectus


  Financial Highlights




Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2001 Annual Report to Shareholders.


                                                                          (1) Effect of voluntary expense limitation
                                                                                    during the period:
                                                                          -------------------------------------------
                                                Ratio of Net                                                   Net
                                     Ratio of     Investment               Per share                    Investment
                       Net Assets,   Expenses      Income to                 benefit                        Income
    Net Asset               End of to Average        Average                  to net         Expenses    (Loss) to
       Value,  Total        Period        Net            Net   Portfolio  investment       to Average      Average
End of Period Return   (Thousands)  Assets(1)      Assets(1)    Turnover      income       Net Assets   Net Assets
--------------------------------------------------------------------------------------------------------------------
       $ 9.53   4.07%      $ 4,740       0.43%          7.81%         92%      $0.15             2.64%        5.60%
         9.60   3.06         2,313       0.28           6.08          59        0.19             2.38         3.99
        10.09   8.69         4,414       0.31           5.02          61        0.27             2.74         2.59
        10.18   7.76         3,141       0.32           5.31         129        0.27             4.45         1.21
        10.00   0.00           517       0.00**         0.00**         0        0.00             0.00**       0.00**
--------------------------------------------------------------------------------------------------------------------
       $ 8.84  (1.67)%     $11,090       0.27%          4.46%         71%      $0.11             1.83%        2.90%
         9.40  (1.37)        5,624       0.21           7.43          59        0.16             1.70         5.95
        10.69  15.79         5,720       0.23           3.59          87        0.26             2.58         1.23
        10.49   9.93         4,580       0.25           4.26         139        0.22             3.63         0.88
        10.00   0.00           517       0.00**         0.00**         0        0.00             0.00**       0.00**
--------------------------------------------------------------------------------------------------------------------
       $ 8.70  (7.71)%     $ 9,701       0.29%          2.35%         63%      $0.12             2.02%        0.62%
         9.77  (7.92)        6,035       0.27           7.44          50        0.15             1.62         6.12
        12.30  34.31         6,200       0.28           1.36         106        0.42             2.66        (1.03)
        10.49   8.38         4,194       0.31           2.18         188        0.23             4.19        (1.69)
        10.00   0.00           517       0.00**         0.00**         0        0.00             0.00**       0.00**
--------------------------------------------------------------------------------------------------------------------

                                     Net
        Net Asset               Realized                                    In Excess
           Value,        Net         and  Total from         Net       Net     of Net
        Beginning Investment  Unrealized  Investment  Investment  Realized   Realized          Total
Class B of Period     Income Gain (Loss)  Operations      Income      Gain       Gain  Distributions
-----------------------------------------------------------------------------------------------------
Conservative Portfolio
 2001      $ 9.59      $0.49      ($0.12)      $0.37      ($0.42)       --         --         ($0.42)
 2000       10.09       0.66       (0.38)       0.28       (0.74)       --     ($0.03)         (0.77)
 1999       10.18       0.50        0.33        0.83       (0.73)   ($0.13)     (0.07)         (0.93)
 1998       10.00       0.52        0.23        0.75       (0.44)    (0.11)     (0.02)         (0.57)
One Day Ended December 31,
 1997*      10.00         --          --          --          --        --         --             --
-----------------------------------------------------------------------------------------------------
Moderate Portfolio
 2001      $ 9.39      $0.40      ($0.59)     ($0.29)     ($0.19)   ($0.08)        --         ($0.37)
 2000       10.68       0.73       (0.92)      (0.19)      (0.61)    (0.25)    ($0.24)         (1.10)
 1999       10.48       0.37        1.23        1.60       (0.87)    (0.47)     (0.06)         (1.40)
 1998       10.00       0.42        0.53        0.95       (0.40)    (0.03)     (0.04)         (0.47)
One Day Ended December 31,
 1997*      10.00         --          --          --          --        --         --             --
-----------------------------------------------------------------------------------------------------
Aggressive Portfolio
 2001      $ 9.78      $0.17      ($0.95)     ($0.78)     ($0.12)   ($0.18)        --         ($0.30)
 2000       12.30       0.79       (1.78)      (0.99)      (0.54)    (0.99)        --          (1.53)
 1999       10.50       0.19        3.30        3.49       (0.83)    (0.86)        --          (1.69)
 1998       10.00       0.20        0.62        0.82       (0.22)    (0.01)    ($0.09)         (0.32)
One Day Ended December 31,
 1997*      10.00         --          --          --          --        --         --             --
-----------------------------------------------------------------------------------------------------

  Morgan Stanley Strategic Adviser Fund, Inc.
  Prospectus


  Financial Highlights



                                                                          (2) Effect of voluntary expense limitation
                                                                                    during the period:
                                                                          -------------------------------------------
                                                Ratio of Net                                                   Net
                                     Ratio of     Investment               Per share                    Investment
                       Net Assets,   Expenses      Income to                 benefit                        Income
    Net Asset               End of to Average        Average                  to net         Expenses    (Loss) to
       Value,  Total        Period        Net            Net   Portfolio  investment       to Average      Average
End of Period Return   (Thousands)  Assets(2)      Assets(2)    Turnover      income       Net Assets   Net Assets
--------------------------------------------------------------------------------------------------------------------
       $ 9.54   4.03%         $643       0.68%          7.74%         92%      $0.22             2.89%        5.37%
         9.59   2.81           619       0.54           6.40          59        0.24             2.63         4.09
        10.08   8.33           602       0.56           4.73          61        0.25             2.90         2.39
        10.18   7.52           555       0.57           5.06         129        0.42             4.70         0.96
        10.00   0.00           516       0.00**         0.00**         0        0.00             0.00**       0.00**
--------------------------------------------------------------------------------------------------------------------
       $ 8.83  (1.94)%        $631       0.52%          4.21%         71%      $0.17             2.08%        2.51%
         9.39  (1.61)          643       0.46           7.22          59        0.16             1.95         5.74
        10.68  15.54           654       0.48           3.35          87        0.26             2.81         1.02
        10.48   9.57           566       0.50           4.01         139        0.35             3.88         0.63
        10.00   0.00           516       0.00**         0.00**         0        0.00             0.00**       0.00**
--------------------------------------------------------------------------------------------------------------------
       $ 8.70  (8.02)%        $633       0.54%          2.10%         63%      $0.16             2.27%        0.36%
         9.78  (8.07)          688       0.52           7.05          50        0.15             1.87         5.74
        12.30  33.88           748       0.53           1.00         106        0.46             2.93        (1.39)
        10.50   8.23           559       0.56           1.93         188        0.41             4.44        (1.94)
        10.00   0.00           516       0.00**         0.00**         0        0.00             0.00**       0.00**
--------------------------------------------------------------------------------------------------------------------

Where to find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2002, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


Shareholder Reports
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about each Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-354-8185.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a retirement plan, you may also obtain these documents, without charge, by contacting your plan sponsor or plan administrator.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-08303.

Morgan Stanley Strategic Adviser Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798




  Morgan Stanley Strategic Adviser Fund, Inc.


  Prospectus



  Additional Information

                   MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION


Morgan Stanley Strategic Adviser Fund, Inc. (the "Fund") is a no-load, open-end management investment company with three series ("Portfolios") each of which has Class A and Class B shares. Each Portfolio offers investors a distinct risk/return profile by investing in various investment portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and Morgan Stanley Institutional Fund Trust ("MSIF Trust") ("Underlying Funds"). Class A and Class B shares of each Portfolio are offered with no sales charge, exchange or redemption fee. The Portfolios are advised by Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management" or the "Adviser"). Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") is the distributor of the Fund's shares. The Underlying Funds are managed by either Morgan Stanley Investment Management or Morgan Stanley Investments LP ("Morgan Stanley Investments").


This Statement of Additional Information (the "SAI") addresses information about the Fund applicable to each of the Portfolios and certain information regarding the Underlying Funds. The Fund was incorporated under the laws of the State of Maryland on May 20, 1997. The Fund has filed a registration statement with the Securities and Exchange Commission (the "SEC") registering itself as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares under the Securities Act of 1933, as amended (the "1933 Act").


This SAI is not a prospectus, but should be read in conjunction with the prospectus for the Fund's Portfolios (the "Prospectus"). This SAI is incorporated by reference into the Prospectus in its entirety. To obtain the Prospectus, please contact the Morgan Stanley Investment Management at 1-800-548-7786.

Statement of Additional Information dated May 1, 2002 relating to Prospectus dated May 1, 2002.

                                     -------

                                TABLE OF CONTENTS

                                                                            Page
SECURITIES AND INVESTMENT TECHNIQUES ......................................    3
INVESTMENT LIMITATIONS ....................................................   34
PURCHASE OF SHARES ........................................................   36
REDEMPTION OF SHARES ......................................................   36
NET ASSET VALUE ...........................................................   36
MANAGEMENT OF THE FUND ....................................................   37
INVESTMENT ADVISORY AND OTHER SERVICES ....................................   48
DISTRIBUTION OF SHARES ....................................................   49
PORTFOLIO TRANSACTIONS ....................................................   50
GENERAL INFORMATION .......................................................   50
FEDERAL INCOME TAX TREATMENT ..............................................   51
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .......................   55
PERFORMANCE INFORMATION ...................................................   56
DESCRIPTION OF RATINGS ....................................................   60
FINANCIAL STATEMENTS ......................................................   62
APPENDIX A ................................................................   A-1

The Fund's audited financial statements for the fiscal year ended December 31, 2001, including notes thereto and the report of Ernst & Young LLP are incorporated by reference herein from the Fund's Annual Report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. You may obtain the Fund's most recent Annual Report by calling the Morgan Stanley Investment Management at 1-800-548-7786.


                      SECURITIES AND INVESTMENT TECHNIQUES


The following pages contain more detailed information about the types of instruments in which the Underlying Funds may invest, and the strategies that Morgan Stanley Investment Management or Morgan Stanley Investments may employ, in pursuit of an Underlying Fund's investment objective.


EQUITY SECURITIES

Equity Securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of Equity Securities, prices of all Equity Securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of all Equity Securities in the United States. Similar events also may affect the prices of particular Equity Securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's Equity Securities.

Common Stocks. Common Stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Preferred Stocks. Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks pay a fixed or variable stream of dividends, they have many of the characteristics of a Fixed Income Security and are, therefore, included in both the definition of Equity Security and Fixed Income Security.

Rights. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's Common Stock at the time of a new issuance, usually at a price below the initial offering price of the Common Stock and before the Common Stock is offered to the general public. Rights are usually freely transferrable. The risk of investing in a Right is that the Right may expire prior to the market value of the Common Stock exceeding the price fixed by the Right.

Warrants. Warrants give holders the right, but not the obligation, to buy Common Stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferrable. The risk of investing in a Warrant is that the Warrant may expire prior to the market value of the Common Stock exceeding the price fixed by the Warrant.

Convertible Securities. Convertible Securities are securities that may be exchanged under certain circumstances for a fixed number of shares of Common Stock or other Equity Securities. Convertible Securities generally represent a feature of some other type of security, such as a Fixed Income Security or Preferred Stock, so that, for example, a Convertible Fixed Income Security would be a Fixed Income Security that is convertible into Common Stock. Convertible Securities may be viewed as an investment in the current security or the security into which the Convertible Securities may be exchanged and, therefore, are included in both the definition of Equity Security and Fixed Income Security.

Limited Partnerships. A limited partnership interest entitles an Underlying Fund to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, an Underlying Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

Investment Company Securities. Investment Company Securities are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits an Underlying Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. A Portfolio may invest in Investment Company Securities of investment companies managed by Morgan Stanley Investment Management or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent an Underlying Fund invests a portion of its assets in Investment Company Securities, those assets will be subject to the risks of the purchased investment company's portfolio securities. The Underlying Fund also will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses.

Real Estate Investing. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolios' investments.

REITS. Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

A shareholder in any of the Portfolios, by investing in REITs indirectly through the Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

Specialized Ownership Vehicles. Specialized ownership vehicles pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Portfolios may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Portfolio and, to the extent such vehicles are structured similarly to investment funds, may cause the Underlying Funds' shareholders to indirectly bear certain additional operating expenses.

FIXED INCOME SECURITIES

Fixed Income Securities generally represent an issuer's obligation to repay money that it has borrowed together with interest on the amount borrowed. Fixed Income Securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and some Fixed Income Securities may have other novel features such as conversion rights. Prices of Fixed Income Securities fluctuate and, in particular, are subject to credit risk and market risk. Credit risk is the possibility that an issuer may be unable to meet scheduled interest and principal payments. Market risk is the possibility that a change in interest rates or the market's perception of the issuer's prospects may adversely affect the value of a Fixed Income Security. Economic, political and other events also may affect the prices of broad fixed income markets. Generally, the values of Fixed Income Securities vary inversely with changes in interest rates. During periods of falling interest rates the values of outstanding Fixed Income Securities generally rise and during periods of rising interest rates, the values of such securities generally decline. Prepayments also will affect the maturity and value of Fixed Income Securities. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. When this happens, an Underlying Fund may be forced to reinvest in lower yielding Fixed Income Securities.

The length of time to the final payment, or maturity, of a Fixed Income Security also affects its price volatility. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are subject to greater market fluctuation, especially as a result of changes in interest rates. Traditionally, term to maturity has been used as a barometer of a Fixed Income Security's sensitivity to interest rate changes. However, this measure considers only the time until final payment and takes no account of the pattern of payments prior to maturity. Duration is a more precise measure of the expected life of a Fixed Income Security that combines consideration of yield, coupon, interest payments, final maturity and call features and measures the expected life of a Fixed Income Security on a present value basis. The duration of a Fixed Income Security ordinarily is shorter than its maturity.


Maturity and Duration Management: One of main components of the Adviser's fixed income investment strategy is maturity and duration management. The maturity and duration structure of a Portfolio investing in fixed income securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See "value investing" for a description of the second main component of the Adviser's fixed income strategy.

About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed income securities. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.



Value Investing: The other primary component of the Adviser's fixed income strategy is value investing. The Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.



Investment Grade Securities. Investment Grade Securities are Fixed Income Securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch, Inc. ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")) or determined to be of equivalent quality by Morgan Stanley Investment Management or Morgan Stanley Investments. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to Fixed Income Securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular Fixed Income Security. Moreover, market risk also will affect the prices of even the highest rated Fixed Income Securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.



High Yield Securities. High Yield Securities are generally considered to include Fixed Income Securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody's or BB through D by S&P) and unrated securities considered by Morgan Stanley Investment Management or Morgan Stanley Investments to be of equivalent quality. High Yield Securities are not considered investment grade and are commonly referred to as junk bonds or high yield, high risk securities.


While High Yield Securities offer higher yields, they carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High Yield Securities are often issued by smaller, less credit worthy issuers, or by highly leveraged (indebted) issuers that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to Investment Grade Securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of High Yield Securities are more volatile and may react with greater sensitivity to market changes.

U.S. Government Securities. U.S. Government Securities are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Government Securities may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities.

Agencies. Agencies are Fixed Income Securities which are not guaranteed by, or backed by the full faith and credit of the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, or any of several other agencies.

Corporates. Corporates are Fixed Income Securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of Equity Securities of the issuer as to both income and assets for the principal and interest due the holder.

Money Market Instruments. Money Market Instruments are high quality short-term Fixed Income Securities. Money Market Instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and Repurchase Agreements relating to these obligations. Certain Money Market Instruments may be denominated in a foreign currency.


Cash Equivalents. Cash equivalents are short-term Fixed Income Securities comprising of:



(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).



Each Portfolio may invest in obligations of U.S. banks, and, in foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the foreign investing section of this SAI.



The Portfolios will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.




(2) Each Portfolio (except the Money Market and Municipal Money Market Portfolios) may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch IBCA ("Fitch")). The Money Market Portfolio and Municipal Money Market Portfolio invest only in commercial paper rated in the highest category;



(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch);



(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;



(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks,

Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and



(6)     Repurchase agreements collateralized by securities listed above.



Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or Standard & Poor's.



Commercial paper rated A-1 by Standard & Poor's Corporation ("Standard & Poor's") has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


Mortgage Related Securities. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.


Mortgage-Backed Securities. With Mortgage-Backed Securities ("MBSs"), many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, Government-related and private organizations. An Underlying Fund may invest in securities issued or guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), Fannie Mae, private issuers and other government agencies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Portfolio will purchase only MBSs which at the time of purchase are rated investment grade by one or more Nationally Recognized Statistical Rating Organizations ("NRSROs") or, if unrated, are deemed by Morgan Stanley Investment Management or Morgan Stanley Investments to be of comparable quality.


MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are. FHLMC securities are supported by its right to borrow from the U.S. Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. Although FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, FHLMC now issues MBSs ("FHLMC Gold PCS") which also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds, and as to interest payment, ultimately by the U.S. Treasury.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.


Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by an Underlying Fund may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBSs to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBSs, Morgan Stanley Investment Management or Morgan Stanley Investments looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. An Underlying Fund may invest, without limit, in MBSs issued by private issuers when Morgan Stanley Investment Management or Morgan Stanley Investments deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. The Underlying Funds will purchase securities issued by private issuers which are rated investment grade at the time of purchase by Moody's or S&P or deemed by Morgan Stanley Investment Management or Morgan Stanley Investments to be of comparable investment quality.


Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. Government.

Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans") or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans;
(ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four-family housing units.

Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage-backed securities (discussed above) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities ("SMBSs") are multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and significant changes in the rate of principal repayments will have a corresponding effect on the SMBSs' yield to maturity.

Credit Enhancement. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage related securities for which third party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Repurchase Agreements. Repurchase Agreements are transactions in which a Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller at a mutually agreed upon rate and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements with a term of over seven days are considered illiquid.

In these transactions, the Portfolio receives as collateral securities that have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement, and this value is maintained during the term of the agreement. These securities are held by the Fund's custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.


Pursuant to an order issued by the SEC, the Underlying Funds may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis with other investment companies advised by Morgan Stanley Investment Management or Morgan Stanley Investments. By entering into Repurchase Agreements on a joint basis, the Underlying Funds expect to incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Underlying Fund's participation in the income from jointly purchased Repurchase Agreements will be based on that Underlying Fund's percentage share in the total Repurchase Agreement.

         Municipals: Municipal securities are Fixed Income Securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

         The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

         Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

         Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

         Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

         Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the prospectus for the Portfolios.

         The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and Standard & Poor's represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Portfolios.

         Municipal bonds are sometimes purchased on a "when-issued" basis, meaning the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

         From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

         Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

         The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

         NY Municipals: NY Municipals are Fixed Income Securities issued by the New York State government, state agencies and various local governments, including counties, cities, municipalities, townships, special districts and authorities. In general, the credit quality and credit risk of any issuer's debt is contingent upon the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management and the strength of legal provisions in the debt document that protects debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified, where financial operations are sound and the debt burden is reasonable.

         Concentration of investment in the securities of one state exposes the Underlying Portfolio to greater credit risks than would be present in a nationally diversified portfolio of municipal securities. The risks associated with investment in the securities of a single state include possible tax changes or a deterioration in economic conditions and differing levels of supply and demand for the municipal securities of that state.

         Certain state-created agencies have statutory authority to incur debt for which legislation providing for state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed; it is not an obligation of the State. Some of these agencies, however, are indirectly dependent on State funds through various state-assisted programs.

The Underlying Portfolio will make significant investments in NY Municipal Bonds. The Portfolio's performance will depend in part upon the ability of the issuers of these Bonds to meet their obligations for the payment of principal and interest. The Portfolio may acquire Bonds whose issuers are affected by the financial circumstances facing New York generally. While the overall wealth of New York, as reflected by its per capita income, is among the highest in the nation, New York has a large accumulated deficit, the per capita debt is among the highest in the country and New York City, which represents a significant part of the state's economy, has struggled at times to maintain fiscal stability.

Additionally, the costs to New York City resulting from the September 11th terrorist attack on the World Trade Center are expected to substantially exceed the amount of Federal aid and State resources which, to date, have been identified by the Federal and State governments as available for these purposes. Prior to September 11th, the national and local economies had been weakening, reflecting lower business investment, increased unemployment and a decline in consumer confidence. New York City officials expect that the destruction of the World Trade Center will have a substantial impact on the City and its economy. The events of September 11th increased the risks of a recession and a delay in recovery. It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of the tragic events of September 11th on New York City and its economy, any off-setting economic benefits which may result from recovery and rebuilding activities, and the amount of additional resources from Federal, State, New York City and other resources which will be required. It also is not possible to predict the short-term or long-term impact, if any, these events will have on the municipal obligations held by the Portfolio and the ability of the issuer to make timely payments of principal and interest.

         Financial difficulties affecting New York's economy generally may affect municipal securities issuers, by jeopardizing their credit standing, impairing their borrowing abilities, and affording fewer markets for their outstanding debt obligations. In recent years, Standard & Poor's and Moody's have downgraded several different issues of municipal securities of New York City and New York State and their agencies and instrumentalities. Historically, there has been a strong demand for New York Municipal Bonds, and as a consequence, New York Municipal Bonds are often issued with relatively lower yields, and traded in the marketplace at relatively higher prices than comparably rated municipal bonds issued in other jurisdictions.

Asset-Backed Securities. Asset-Backed Securities ("Asset-Backeds") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral underlying Asset-Backeds tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments (on automobile loans and other collateral) will alter the cash flow on Asset-Backeds and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. The maturity of Asset-Backeds will be based on the expected average life of the instrument. In selecting these securities, Morgan Stanley Investment Management will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Asset-Backed Securities. Asset-Backed Securities ("Asset-Backeds") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral underlying Asset-Backeds tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments (on automobile loans and other collateral) will alter the cash flow on Asset-Backeds and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. The maturity of Asset-Backeds will be based on the expected average life of the instrument. In selecting these securities, Morgan Stanley Investment Management or Morgan Stanley Investments will look for those securities that offer a higher yield to compensate for any variation in average maturity.


Preferred Stocks. Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks represent an ownership interest in the issuer they have many of the characteristics of an Equity Security and are, therefore, included in both the definition of Fixed Income Security and Equity Security.

Convertible Securities. Convertible Securities are securities that may be exchanged under certain circumstances for a fixed number of shares of Common Stock or other Equity Securities. Convertible Securities generally represent a feature of some other type of security, such as a Fixed Income Security or Preferred Stock, so that, for example, a Convertible Fixed Income Security would be a Fixed Income Security that is convertible into Common Stock. Prices of Convertible Fixed Income Securities frequently are more volatile than non-Convertible Fixed Income Securities. Convertible Securities may be viewed as an investment in the current security or the security into which the Convertible Security may be exchanged and, therefore, are included in both the definition of Fixed Income Security or Equity Security.

Loan Participations and Assignments. Loan Participations are interests in loans or other direct debt instruments ("Loans") relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties ("Lenders") and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.


A Portfolio's investments in Loans are expected in most instances to be in the form of a participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between an Underlying Fund and the borrower is determined by Morgan Stanley Investment Management or Morgan Stanley Investments to be creditworthy.


When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired an Underlying Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and an Underlying Fund's ability to dispose of particular Assignments or Participations when necessary to meet an Underlying Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for an Underlying Fund to assign a value to these securities for purposes of valuing an Underlying Fund's securities and calculating its net asset value.

Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Underlying Fund in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Underlying Fund to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.


Temporary Investments. When Morgan Stanley Investment Management or Morgan Stanley Investments believes that changes in economic, financial or political conditions make it advisable, each Underlying Fund may invest up to 100% of its assets in cash and certain short- and medium-term Fixed Income Securities for temporary defensive purposes. These Temporary Investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; Money Market Instruments; and instruments issued by international development agencies.

Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities. Zero Coupon, Pay-In-Kind and Deferred Payment Securities are all types of Fixed Income Securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although an Underlying Fund will not receive cash periodic coupon payments on these securities, the Underlying Fund may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Underlying Funds may have to pay taxes on this phantom income, although it has not received any cash payment.

Zero Coupons. Zero Coupons are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at a discount from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity.

Pay-In-Kind Securities. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Floaters. Floaters are Fixed Income Securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

Inverse Floaters. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of other mortgage-related securities.

Eurodollar and Yankee Dollar Obligations. The Underlying Funds may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. The Underlying Funds may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues but Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTMENT


Investing in foreign securities involves certain special considerations which are not typically associated with investing in the Equity Securities or Fixed Income Securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although Morgan Stanley Investment Management and Morgan Stanley Investments endeavor to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.


Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of an Underlying Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. An Underlying Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Underlying Funds may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

Foreign Equity Securities. Foreign Equity Securities are Equity Securities of an issuer in a country other than the United States.

Foreign Government Fixed Income Securities. Foreign Government Fixed Income Securities are Fixed Income Securities issued by a government other than the United States government or government-related issuer in a country other than the United States.

Foreign Corporate Fixed Income Securities. Foreign Corporate Fixed Income Securities are Fixed Income Securities issued by a private issuer in a country other than the United States.

Emerging Market Country Securities. An emerging market country security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International

Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. An Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Underlying Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of an Underlying Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Underlying Funds that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Russian Equity Securities. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and an Underlying Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for an Underlying Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent an Underlying Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by an Underlying Fund if the company deems a purchaser unsuitable, which may expose the Underlying Fund to potential loss on its investment.


In light of the risks described above, the Board Directors of the Underlying Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that an Underlying Fund will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Underlying Fund. This requirement will likely have the effect of precluding investments in certain Russian companies that an Underlying Fund would otherwise make.



Foreign Currency Transactions. The U.S. dollar value of the assets of the Underlying Fund, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Underlying Fund may incur costs in connection with conversions between various currencies. The Underlying Fund may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Underlying Fund also may manage their foreign currency transactions by entering into foreign currency forward contracts to purchase or sell foreign currencies or by using other instruments and techniques described under "Derivatives" below.



Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, Morgan Stanley Investment Management and Morgan Stanley Investments believe that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of an Underlying Fund. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.


Foreign currency warrants. Underlying Funds may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the U.S., in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

Brady Bonds. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have only been issued in recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Underlying Funds will invest in Brady Bonds only if they are consistent with the Underlying Fund's quality specifications. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Investment Funds. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. An Underlying Fund may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws.

European Currency Transition. On January 1, 1999, the European Monetary Union
(EMU) implemented a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. Implementation of this plan will mean that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).

The transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the Euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

OTHER SECURITIES


Loans of Portfolio Securities. Each Underlying Fund may lend its investment securities to qualified institutional investors that need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, an Underlying Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Underlying Fund. Each Underlying Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Underlying Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis);
(iii) the loan be made subject to termination by the Underlying Fund at any time; and (iv) the Underlying Fund receive reasonable interest on the loan (which may include the Underlying Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Morgan Stanley Investment Management or Morgan Stanley Investments to be of good standing and when, in the judgment of Morgan Stanley Investment Management or Morgan Stanley Investments, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors.


At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

Non-Publicly Traded Securities, Private Placements and Restricted Securities. The Underlying Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Underlying Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, an Underlying Fund may be required to bear the expenses of registration.

As a general matter, an Underlying Fund may not invest more than 15% of its net assets in illiquid securities, such as securities for which there is not readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") and may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Underlying Funds may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.


When-Issued and Delayed Delivery Securities. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time an Underlying Fund enters into the commitment and no interest accrues to the Underlying Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. An increase in the percentage of an Underlying Funds assets committed to the purchase of securities on a When-Issued or Delayed Delivery basis may increase the volatility of its net asset value. When an Underlying Fund agrees to purchase When-Issued or Delayed Delivery Securities, it will earmark or segregate cash or liquid securities in an amount equal to the Underlying Fund's commitment to purchase these securities.



Borrowing for Investment Purposes. Borrowing for investment purposes creates leverage which is a speculative characteristic. Underlying Funds authorized to borrow may do so when Morgan Stanley Investment Management or Morgan Stanley Investments believes that borrowing will benefit the Underlying Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by an Underlying Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in an Underlying Fund's net asset value per share and net yield. Each Underlying Fund that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Underlying Fund will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, an Underlying Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.


Reverse Repurchase Agreements. Under a Reverse Repurchase Agreement, an Underlying Fund sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Underlying Fund will earmark cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. An Underlying Fund may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

Short Sales. A short sale is a transaction in which the Underlying Fund sells securities it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Underlying Fund arranges through a broker to borrow the securities and, in so doing, the Underlying Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Underlying Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Underlying Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Underlying Fund replaces the borrowed securities. The Underlying Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.


The Underlying Fund's obligation to replace the securities borrowed in connection with a short sales will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Underlying Fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. Short sales by the Underlying Fund involve certain risks and special considerations. If Morgan Stanley Investment Management or Morgan Stanley Investments incorrectly predicts that the price of the borrowed security will decline, the Underlying Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.


Structured Investments. Structured Investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount an Underlying Fund receives when it sells a Structured Investment or at maturity of a Structured Investment is not fixed, but is based on the price of the underlying security or index. Particular Structured Investments may be designed so that they move in conjunction with or differently from their underlying security or index in terms of price and volatility. It is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of Structured Investments) will be influenced by the same types of political and economic events that affect particular issuers of fixed income and equity securities and capital markets generally. Structured Investments also may trade differently from their underlying securities. Structured Investments generally trade on the secondary market, which is fairly developed and liquid. However, the market for such securities may be shallow compared to the market for the underlying securities or the underlying index. Accordingly, periods of high market volatility may affect the liquidity of Structured Investments, making high volume trades possible only with discounting.

Structured Investments are a relatively new innovation and may be designed to have various combinations of equity and fixed income characteristics. The following sections describe four of the more common types of Structured Investments. The Underlying Funds may invest in other Structured Investments, including those that may be developed in the future, to the extent that the Structured Investments are otherwise consistent with an Underlying Fund's investment objective and policies.

PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, an Underlying Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock. Investors that seek current income find PERCS attractive because PERCS provide a high dividend income than that paid with respect to a company's common stock.

ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, an Underlying Fund may be compensated with the higher yield, contingent on how well the underlying common stock does. Investors that seek current income, find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock. The return on ELKS depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of ELKS may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using ELKS over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using ELKS is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

LYONs. Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Underlying Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. An Underlying Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

Structured Notes. Structured Notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The Underlying Funds will use Structured Notes to tailor their investments to the specific risks and returns Morgan Stanley Investment Management or Morgan Stanley Investments wish to accept while avoiding or reducing certain other risks.


DERIVATIVES


The Underlying Funds are permitted to utilize various exchange-traded and over-the-counter derivative instruments and derivative securities, both for hedging and non-hedging purposes. Permitted derivative products include, but are not limited to futures contracts ("futures"); forward contracts ("forwards"); options; swaps, caps, collars and floors; structured notes; and other derivative products yet to be developed, so long as these new products are used in a manner consistent with the objectives of the Underlying Funds. These derivative products may be based on a wide variety of underlying rates, indices, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, groups or "baskets" of securities and securities indices (for each derivative product, the "underlying").


The term hedging, generally, means that an Underlying Fund is using a derivative product as a way to reduce or limit risk. For example, an Underlying Fund may hedge in order to limit the effects of a change in the value of a particular foreign currency versus the U.S. dollar or could use a portion of its cash to buy securities futures in order to hedge the risk of not being fully invested. The Underlying Funds also may use certain complex hedging techniques. For example, an Underlying Fund may use a type of hedge known as a cross hedge or a proxy hedge, where the Underlying Fund hedges the risk associated with one underlying by purchasing or selling a derivative product with an underlying that is different. There is no limit on the use of foreign currency forward contracts or other derivative products for hedging purposes.

The Underlying Funds may use derivative products under a number of different circumstances to further their investment objectives. For example, an Underlying Fund may purchase derivatives to gain exposure to a market quickly in response to changes in the Underlying Fund's investment strategy, upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying market. An Underlying Fund may also use derivatives when it is restricted from directly owning the "underlying" or when derivatives provide a pricing advantage or lower transaction costs. The Underlying Funds also may purchase combinations of derivatives in order to gain exposure to an investment in lieu of actually purchasing such investment. Derivatives may also be used by an Underlying Fund for hedging or risk management purposes and in other circumstances when Morgan Stanley Investment Management believes it advantageous to do so consistent with the Underlying Fund's investment objectives and policies. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Underlying Fund will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Underlying Fund's obligations under such derivative transactions.


The use of derivative products is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Morgan Stanley Investment Management or Morgan Stanley Investments is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Underlying Funds will be less favorable than it would have been if these investment techniques had not been used.

Some of the derivative products in which the Underlying Funds may invest and some of the risks related thereto are described in further detail below.


Foreign Currency Forward Contracts: Foreign currency forward contracts are derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates. A foreign currency forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.









An Underlying Fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, an Underlying Fund may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which an Underlying Fund has or expects to have portfolio exposure. An Underlying Fund may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. An Underlying Fund's entry into foreign currency forward contract, as well as any use of cross or proxy hedging techniques will generally require an Underlying Fund to hold liquid securities or cash equal to an Underlying Fund's obligations in a segregated account throughout the duration of the contract.



An Underlying Fund may also combine foreign currency forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, an Underlying Fund may purchase a U.S. dollar-denominated security and at the same time enter into a foreign currency forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, an Underlying Fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.



Foreign currency forward contracts are not traded on contract markets regulated by the Securities and Exchange Commission ("SEC") or the Commodity Futures Trading Commission ("CFSC"). They are traded through financial institutions acting as market-makers. An Underlying Fund that trade foreign currency forward contract could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with them.



These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in an Underlying Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with an Underlying Fund's obligation under the foreign currency forward contract. On the date of maturity, an Underlying Fund may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When an Underlying Fund enters into a foreign currency forward contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the foreign currency forward contract.



An Underlying Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, an Underlying Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.



It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for an Underlying Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such an Underlying Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.



If an Underlying Fund retains the portfolio security and engages in an offsetting transaction, such an Underlying Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between an Underlying Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such an Underlying Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such an Underlying Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. The Underlying Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of, exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


Futures Contracts (Futures) and Forward Contracts (Forwards). The Underlying Funds may purchase and sell futures contracts, including futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Underlying Funds may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Underlying Funds may also use foreign currency forward contracts which are separately discussed under "Foreign Currency Forward Contracts." These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Underlying Fund to the risk of counterparty default. Forward currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.


In some cases, the Underlying Funds may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Underlying Funds will uses these products only as permitted by applicable laws and regulations. Some of the ways in which the Underlying Funds may use futures contracts, forward contracts and related options follows.


The Underlying Funds may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets. The nature of the strategies adopted by Morgan Stanley Investment Management or Morgan Stanley Investments, and the extent to which those strategies are used, may depend on the development of such markets. The Underlying Funds may also purchase and sell foreign currency futures to lock in rates or to adjust their exposure to a particular currency.

The Underlying Fund may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Underlying Funds may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes. The Underlying Funds may also use futures contracts to gain exposure to an entire market (e.g. stock index futures) or to control their exposure to changing foreign currency exchange rates.



Gains and losses on futures contracts, forward contracts and related options depend on Morgan Stanley Investment Management's or Morgan Stanley Investments' ability to predict correctly the direction of movement of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the changes in market value of investments held by an Underlying Fund and the prices of derivative products relating to investments purchased or sold by the Underlying Fund, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. An Underlying Fund will seek to minimize the risk by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.


Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Underlying Fund may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Underlying Fund's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options. The Underlying Funds may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Underlying Funds may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on exchanges or over-the-counter markets.

Each Underlying Fund may purchase put and call options. Purchasing a put option gives an Underlying Fund the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Underlying Fund also may write put and call options on investments held in its portfolio, as well as foreign currency options. An Underlying Fund that has written an option receives a premium that increases the Underlying Fund's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, an Underlying Fund will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, an Underlying Fund will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, an Underlying Fund incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Underlying Funds may only write options that are "covered." A covered call option means that until the expiration of the option, the Underlying Fund will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Underlying Fund will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.


There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by Morgan Stanley Investment Management or Morgan Stanley Investments and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Underlying Funds' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by an Underlying Fund and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.


Swaps, Caps, Collars and Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Underlying Funds, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. An Underlying Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Underlying Funds may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. An Underlying Fund may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Underlying Fund, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. An Underlying Fund that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Underlying Fund enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, an Underlying Fund may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, an Underlying Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, an Underlying Fund's obligations under an agreement will be accrued daily (offset against any amounts owing to the Underlying Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, an Underlying Fund's risk of loss will consist of the payments that an Underlying Fund is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, an Underlying Fund may have contractual remedies under the agreements related to the transaction.

Underlying Equity Fund. An Underlying Equity Fund is an Underlying Fund that invests primarily in Equity Securities of U.S. or foreign issuers.

Underlying Fixed Income Fund. An Underlying Fixed Income Fund is an Underlying Fund that invests primarily in Fixed Income Securities of U.S. or foreign issuers.

                             INVESTMENT LIMITATIONS

Fundamental Limitations

Each Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio of the Fund will not:

     (1) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent a Portfolio from purchasing or selling futures contracts or options thereon or from investing in securities or other instruments backed by physical commodities;

     (2) purchase or sell real estate, although it may purchase or sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

     (3) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

     (4) except with respect to the shares of Underlying Funds, with respect to 75% of the Portfolio's assets (i) purchase more than 10% of the outstanding voting securities of any issuer or (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

     (5) issue senior securities or borrow money, except from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities;

     (6) underwrite securities issued by others, except to the extent that a Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; or

     (7) acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, that (i) each Portfolio will invest at least 25% of its assets in shares of investment companies, and (ii) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Non-fundamental Limitations

In addition, each Portfolio of the Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. Each Portfolio of the Fund will not:

     (1) sell short (other than "against the box") unless the Portfolio's obligation is covered by unencumbered liquid assets in a segregated account and by collateral held by the lending broker; provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

     (2) invest for the purpose of exercising control over management of any company;

     (3) invest its assets in securities of any investment company except for shares of the Underlying Funds, and as otherwise may be permitted by the 1940 Act;

     (4) invest more than an aggregate of 15% of the net assets of the Portfolio in illiquid securities;

     (5) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) that are publicly distributed, and
(ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;

     (6) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or

     (7) purchase additional securities while borrowings exceed 5% of total assets.



The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Portfolios of the Fund may adopt different limitations.


Notwithstanding the foregoing fundamental and non-fundamental investment restrictions, the Underlying Funds in which the Portfolios invest have adopted certain investment limitations which may be more or less restrictive than those listed above, thereby permitting a Portfolio to engage in investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment limitations listed above. The investment limitations of an Underlying Fund are described in the Statement of Additional Information for such Underlying Fund.

                               PURCHASE OF SHARES


The purchase price of each Portfolio of the Fund is the net asset value next determined after the order is received. For each Portfolio, an order received prior to the close of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. Shares of the Fund may be purchased on any day the NYSE is open. Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.


Each Portfolio reserves the right in its sole discretion to suspend the offering of its shares and to reject purchase orders when in the judgment of management such rejection is in the best interest of the Portfolio.


                              REDEMPTION OF SHARES

Redemptions. Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted or suspended as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

Distributions in Kind. If the Board of Directors determines that it would be detrimental to the best interests of the shareholders of a Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with certain entities, including qualified pension and profit sharing plans, the Fund may pay a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur transaction costs when subsequently redeeming shares of those securities.


                                 NET ASSET VALUE

The net asset value per share of a class of shares of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets attributable to such class, less all liabilities attributable to such class, by the total number of outstanding shares of such class of the Portfolio. Net asset value is calculated separately for each class of a Portfolio. Net asset value per share of each Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Portfolio securities generally are valued at their market value. Securities listed on a U.S. securities exchange for which market quotations are available generally are valued at the last quoted sale price on the day the valuation is made, or if there has been no sale that day, or for all other portfolio securities for which over-the-counter market quotations are readily available, at the mean between the last reported bid and asked price. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. The current bid and asked prices are determined based on the average of the bid and asked prices quoted on such valuation date by reputable brokers.

Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily unless collection is in doubt. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional-size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recently quoted bid price or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

The value of other assets and securities for which quotations are not readily available or may be unreliable (including certain restricted and unlisted securities), and those securities for which it is inappropriate to determine prices in accordance with the above-stated procedures, are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies generally will be converted into U.S. dollars at the mean of the bid and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the U.S. Stock Exchanges. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the U.S. Stock Exchanges. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the U.S. Stock Exchanges and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

Although the legal rights of Class A and Class B shares will be identical, the different expenses borne by each class will result in different net asset values and dividends for the class. Dividends will differ by approximately the amount of the distribution expense accrual differential among the classes. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution expense charged to Class B shares.

                             MANAGEMENT OF THE FUND

Officers and Directors


The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. Two Directors and all of the officers of the Fund are directors, officers or employees of Morgan Stanley Investment Management, Morgan Stanley & Co. or J.P. Morgan Investor Services Co. ("J.P. Morgan"). The other Directors have no affiliation with Morgan Stanley Investment Management, Morgan Stanley & Co. or J.P. Morgan and are not "Interested Persons" as defined under Section 2(a)(19) of the 1940 Act (the "Independent Directors"). Directors and officers of the Fund are also directors and officers of some or all of the funds in the Fund Complex (defined below) or other investment companies managed, administered, advised or distributed by Morgan Stanley Investment Management or its affiliates. The Fund Complex includes all funds advised by Morgan Stanley Investment Management and any funds that have an investment adviser that is an affiliated person of Morgan Stanley Investment Management.


The Independent Directors of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of funds in the Fund Complex (defined below) overseen by each Independent Director and other directorships, if any, held by the Director, are shown below.


INDEPENDENT DIRECTORS

                                                                                Number of
                                                                                Portfolios
                                           Term of                              in Fund
                             Position(s)   Office and    Principal              Complex       Other
Name, Age and Address of     Held with     Length of     Occupation(s) During   Overseen by   Directorships Held
Independent Director         Registrant    Time Served*  Past 5 Years           Director**    by Director
---------------------------- ------------- ------------- ---------------------- ------------- --------------------
John D. Barrett II (66)      Director      Director      Chairman and           77            Director of the
Barrett Associates, Inc.                   since May     Director of Barrett                  Ashforth Company
565 Fifth Avenue                           1995          Associates, Inc.                     (real estate).
New York, NY 10017                                       (investment
                                                         counseling).
                                                         Chairman, and
                                                         formerly Director of
                                                         the Barrett Growth
                                                         Fund; Limited
                                                         Partner, Long Meadow
                                                         Holdings, LP.


Thomas P. Gerrity (60)       Director      Director      Professor of           77            Director of Sunoco
219 Grays Lane                             since         Management, and                      (oil refining),
Haverford, PA 19041                        October 2001  formerly Dean,                       Fannie Mae
                                                         Wharton School of                    (mortgage
                                                         Business, University                 finance), Reliance
                                                         of Pennsylvania;                     Group Holdings
                                                         formerly Director of                 (insurance), CVS
                                                         IKON Office                          Corporation
                                                         Solutions, Inc.                      (retail pharmacy),
                                                         (office equipment),

---------------------------------
* Each Director serves an indefinite term, until his or her successor is elected.

**     The Fund Complex includes all funds advised by Morgan Stanley Investment
Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.)

                                                                                Number of
                                                                                Portfolios
                                           Term of                              in Fund
                             Position(s)   Office and    Principal              Complex       Other
Name, Age and Address of     Held with     Length of     Occupation(s) During   Overseen by   Directorships Held
Independent Director         Registrant    Time Served*  Past 5 Years           Director**    by Director
---------------------------- ------------- ------------- ---------------------- ------------- --------------------
                                                         Fiserv (financial                    Knight-Ridder,
                                                         services), Digital                   Inc. and Internet
                                                         Equipment                            Capital Group
                                                         Corporation                          (newspapers).
                                                         (computer
                                                         equipment), ICG
                                                         Commerce, Inc.
                                                         (internet commerce),
                                                         Investor Force
                                                         Holdings, Inc.
                                                         (institutional
                                                         investment
                                                         information
                                                         services) and Union
                                                         Carbide Corporation
                                                         (chemicals).


Gerard E. Jones (65)         Director      Director      Of Counsel, Shipman    78            Director of
Shipman & Goodwin, LLP                     since         & Goodwin, LLP (law                  Tractor Supply
43 Arch Street                             September     firm).                               Company, Tiffany
Greenwich, CT 06830                        1988                                               Foundation and
                                                                                              Fairfield County
                                                                                              Foundation.


Joseph J. Kearns (59)        Director      Director      Investment             77            Director of
6287 Via Escondido                         since         consultant; formerly                 Electro Rent
Malibu, CA 90265                           October 2001  CFO of the J. Paul                   Corporation
                                                         Getty Trust.                         (equipment
                                                                                              leasing) and The
                                                                                              Ford Family
                                                                                              Foundation.

* Each Director serves an indefinite term, until his or her successor is elected.

**   The Fund Complex includes all funds advised by Morgan Stanley Investment
Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.)

                                                                                Number of
                                                                                Portfolios
                                           Term of                              in Fund
                             Position(s)   Office and    Principal              Complex       Other
Name, Age and Address of     Held with     Length of     Occupation(s) During   Overseen by   Directorships Held
Independent Director         Registrant    Time Served*  Past 5 Years           Director**    by Director
------------------------------------------------------------------------------------------------------------------
Vincent R. McLean (70)       Director      Director      Formerly Executive     77            Director of Legal
702 Shackamaxon Dr.                        since         Vice President,                      and General
Westfield, NJ 07090                        October 2001  Chief Financial                      America Inc. (life
                                                         Officer, Director                    insurance), Banner
                                                         and Member of the                    Life Insurance Co.
                                                         Executive Committee                  and William Penn
                                                         of Sperry                            Life Insurance
                                                         Corporation (now                     Company of New
                                                         part of Unisys                       York.
                                                         Corporation).

C. Oscar Morong, Jr. (66)    Director      Director      Managing Director of   77            Trustee and
1385 Outlook Drive West                    since         Morong Capital                       Chairman of the
Mountainside, NJ 07092                     October 2001  Management; formerly                 mutual funds in
                                                         Senior Vice                          the Smith
                                                         President and                        Barney/CitiFunds
                                                         Investment Manager                   fund complex.
                                                         for CREF, TIAA-CREF
                                                         Investment
                                                         Management, Inc.;
                                                         formerly Director of
                                                         the Indonesia Fund,
                                                         the Landmark Funds
                                                         and the Ministers
                                                         and Missionaries
                                                         Benefit Board of
                                                         American Baptist
                                                         Churches.

William G. Morton, Jr. (64)  Director      Director      Chairman Emeritus      77            Director of Radio
100 Franklin Street                        since         and former Chief                     Shack Corporation
Boston, MA 02110                           February      Executive Officer of                 (electronics).
                                           2000          Boston Stock
                                                         Exchange.


------------------------------

* Each Director serves an indefinite term, until his or her successor is elected.



** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.)

                                                                                Number of
                                                                                Portfolios
                                           Term of                              in Fund
                             Position(s)   Office and    Principal              Complex       Other
Name, Age and Address of     Held with     Length of     Occupation(s) During   Overseen by   Directorships Held
Independent Director         Registrant    Time Served*  Past 5 Years           Director**    by Director
------------------------------------------------------------------------------------------------------------------
Michael E. Nugent (65)       Director      Director      General Partner of     206           Director of
c/o Triumph Capital, L.P.                  since July    Triumph Capital,                     various business
237 Park Avenue                            2001          L.P., (a private                     organizations.
New York, NY 10017                                       investment
                                                         partnership);
                                                         formerly Vice
                                                         President, Bankers
                                                         Trust Company and BT
                                                         Capital Corporation.

Fergus Reid (69)             Director      Director      Chairman and Chief     78            Trustee and
85 Charles Colman Blvd.                    since         Executive Officer of                 Director of
Pawling, NY 12564                          May 1995      Lumelite Plastics                    approximately 30
                                                         Corporation.                         investment
                                                                                              companies in the
                                                                                              JPMorgan Funds
                                                                                              complex managed by
                                                                                              JP Morgan
                                                                                              Investment
                                                                                              Management Inc.

------------------------------


* Each Director serves an indefinite term, until his or her successor is elected.



** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.)

The Interested Directors and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of funds in the Fund Complex overseen by each Interested Director and the other directorships, if any, held by the Director, are shown below.

INTERESTED DIRECTORS



                                                                                 Number of
                                                                                 Portfolios
                                           Term of                               in Fund
                             Position(s)   Office and     Principal              Complex       Other
Name, Age and Address of     Held with     Length of      Occupation(s) During   Overseen by   Directorships
Management Director          Registrant    Time Served*   Past 5 Years           Director**    Held by Director
---------------------------- ------------- -------------- ---------------------- ------------- -------------------
Ronald E. Robison (63)       President     President      Chief Global           78            None
1221 Avenue of the Americas  and Director  (since March   Operations Officer
New York, NY 10020                         2001)          and Managing
                                           Director       Director of Morgan
                                           since          Stanley Investment
                                           October 2001   Management Inc;
                                                          Managing Director
                                                          of Morgan Stanley
                                                          & Co.
                                                          Incorporated;
                                                          President and Chief
                                                          Executive Officer of
                                                          Morgan Stanley Trust;
                                                          formerly,
                                                          Managing Director
                                                          and Chief
                                                          Operating Officer
                                                          of TCW Investment
                                                          Management
                                                          Company
                                                          and Managing Director
                                                          of the Trust Company
                                                          of the West


------------------------------

* Each Director serves an indefinite term, until his or her successor is elected.



** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.)

Barton M. Biggs (69)         Chairman of   Director       Chairman, Director     78            None
1221 Avenue of the Americas  the Board     since May      and Managing
New York, NY 10020           of            1995           Director of Morgan
                             Directors                    Stanley Investment
                             and Director                 Management Inc.
                                                          and Chairman and
                                                          Director of Morgan
                                                          Stanley Investment
                                                          Management
                                                          Limited; Managing
                                                          Director of Morgan
                                                          Stanley & Co.
                                                          Incorporated;
                                                          Member of the
                                                          Yale Development
                                                          Board.


--------------------------------

* Each Director serves an indefinite term, until his or her successor is elected.



** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.)

OFFICERS


Name, Age and Address of          Position(s) Held with                              Principal Occupation(s)
Executive Officer                 Registrant*              Length of Time Served     During Past 5 Years
-------------------------------------------------------------------------------------------------------------------
James Garrett (33)                Treasurer                Treasurer since           Vice President of Morgan
Morgan Stanley Investment                                  February 2002             Stanley & Co. Incorporated
Management Inc.                                                                      and Morgan Stanley
1221 Avenue of the Americas                                                          Investment Management.
New York, NY 10020                                                                   Treasurer of various U.S.
                                                                                     registered investment
                                                                                     companies managed by
                                                                                     Morgan Stanley Investment
                                                                                     Management Inc.;
                                                                                     Previously with Price
                                                                                     Waterhouse LLP (now
                                                                                     PricewaterhouseCoopers
                                                                                     LLP).

Stefanie V. Chang (35)            Vice President           Vice President since      Executive Director of
Morgan Stanley Investment                                  1997                      Morgan Stanley & Co.
Management Inc.                                                                      Incorporated and Morgan
1221 Avenue of the Americas                                                          Stanley Investment Management
New York, NY 10020                                                                   Inc.; and Vice President of
                                                                                     various funds in the Fund
                                                                                     Complex. Formerly,
                                                                                     practiced law with the New
                                                                                     York law firm of Rogers &
                                                                                     Wells (now Clifford Chance
                                                                                     Rogers  & Wells LLP).


Mary E. Mullin (35)               Secretary                Secretary since 1999      Vice President of Morgan
Morgan Stanley Investment                                                            Stanley & Co. Incorporated
Management Inc.                                                                      and Morgan Stanley Investment
1221 Avenue of the Americas                                                          Management Inc.; Secretary
New York, NY 10020                                                                   of various funds in the Fund
                                                                                     Complex; formerly
                                                                                     practiced law with the New
                                                                                     York law firms of
                                                                                     McDermott, Will & Emery
                                                                                     and Skadden, Arps, Slate,
                                                                                     Meagher & Flom LLP.


Name, Age and Address of           Position(s) Held with                              Principal Occupation(s)
Executive Officer                  Registrant*              Length of Time Served     During Past 5 Years
-------------------------------------------------------------------------------------------------------------------
Belinda A. Brady (34)              Assistant Treasurer      Assistant Treasurer       Fund Administration Senior
J.P. Morgan Investor                                        since 2001                Manager, J.P. Morgan
Services Co.                                                                          Investor Services Co.
73 Tremont Street                                                                     (formerly, Chase Global
Boston, MA 02108-3913                                                                 Funds Services Company);
                                                                                      and Assistant Treasurer of
                                                                                      various funds in the Fund
                                                                                      Complex; formerly, Senior
                                                                                      Auditor at Price Waterhouse
                                                                                      LLP (now
                                                                                      PricewaterhouseCoopers
                                                                                      LLP).


Lorraine Truten (40)               Vice President           Vice President            Executive Director of
One Tower Bridge                                            since 2001                Morgan Stanley
100 Front Street, Suite 1100                                                          Investment Management Inc.;
West Conshohocken, PA 19428-2881                                                      President, Morgan Stanley
                                                                                      Fund Distribution,
                                                                                      Inc.; formerly, President of
                                                                                      Morgan Stanley Institutional Fund
                                                                                      Trust; Vice President of various
                                                                                      funds in the Fund Complex.






For each Director, the dollar range of equity securities beneficially owned by the Director is shown below.

                                                                             Aggregate Dollar Range of Equity
                                                                             Securities in All Registered
                                                                             Investment Companies Overseen by
                                        Dollar Range of Equity               Director in Family of Investment
                                        Securities in the Fund               Companies
Name of Director                        (As of December 31, 2001)*            (As of December 31, 2001)**
-------------------------------------------------------------------------------------------------------------------
John D. Barrett II                                   None                                over $100,000
Thomas P. Gerrity                                    None                                $10,001 - $50,000
Gerard E. Jones                                      None                                over $100,000
Joseph J. Kearns                                     None                                $10,001 - $50,000
Vincent R. McLean                                    None                                $1 - $10,000
C. Oscar Morong, Jr.                                 None                                None
William G. Morton                                    None                                $50,001 - $100,000
Michael E. Nugent                                    None                                None
Fergus Reid                                          None                                over $100,000
Ronald E. Robison                                    None                                None
Barton M. Biggs                                      None                                over $100,000

--------------------------

* The following ranges should be used: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.


** Family of Investment Companies includes all funds advised by Morgan Stanley Investment Management Inc. (including but not Morgan Stanley Institutional Fund, Inc., Morgan Stanley Strategic Adviser Fund, Inc., the Universal Institutional Funds, Inc. and various closed-end funds advised by Morgan Stanley Investment Management, Inc.).

As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.



Committees



The Board of Directors of the Fund has an Audit Committee, a Valuation Committee and a Nominating and Compensation Committee. The Audit Committee is composed entirely of Directors who are not "interested persons" ("Interested Directors") as defined under the Investment Company Act of 1940, as amended, of the Fund ("Independent Directors"). Currently, the Audit Committee is composed of Messrs. Jones, Barrett, Kearns, McLean and Morong. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accounts and reviews with the independent accounts the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations.



The Valuation Committee of the Board meets from time to time as necessary to value any securities or currency held by the Fund for which market quotations are not available through the Fund's usual pricing procedures or when adjustments to the price become necessary due to events that occur subsequent to the close of trading on a foreign market. The Valuation Committee may include one or more Independent Directors.



The Nominating and Compensation Committee of the Board currently consists of Messrs. Gerrity, Morton, Nugent and Reid and is responsible for evaluating and recommending nominees for election to the Board, such nominees being either interested persons or non-interested persons of the Fund. The committee will not consider nominees recommended by securities holders.



During the Fund's fiscal year ended December 31, 2001, there were three meetings of the Audit Committee, five meetings of the Valuation Committee, and one meeting of the Nominating and Compensation Committee.


Compensation of Directors and Officers


The Fund, together with other funds in the Fund Complex advised by Morgan Stanley Investment Management or Morgan Stanley Investments for which a Director serves as director or trustee, pays each Independent Director an annual retainer fee of $75,000, as well as the following additional amounts to Directors for performing certain services for all of the funds in the Fund Group; $5,000 annually for performing the duties of Chairman of the Audit Committee, $5,000 annually for performing the duties of Chairman of the Nominating and Compensation Committee, $2,500 for each in-person Board meeting attended, and $1,000 for each telephonic Board meeting attended. For the fiscal year ended December 31, 2001, the Fund paid approximately $254,040 in Directors' fees and expenses. Directors who are also officers or affiliated persons receive no remuneration from the Fund for their services as Directors. The Fund's officers and employees are paid by Morgan Stanley Investment Management or its agents.




The Fund maintains an unfunded Deferred Compensation Plan which allows each Independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to either of the following: (i) a rate equal to the prevailing rate for 90-day U.S. Treasury Bills, or (ii) a rate equal to the total return on one or more portfolios of the Fund or other funds in the Fund Complex selected by the Director. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Director and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.


The following table shows aggregate compensation paid to each of the Fund's Directors by the Fund and the Fund complex for the fiscal year ended December 31, 2001. Prior to October 11, 2001 each Independent Director received annual compensation of $75,000, plus reasonable out-of-pocket expenses for service as a Director and for serving on the Board's Audit and/or Nominating and Compensation Committees.


                               COMPENSATION TABLE

                                                                                  Total Compensation from Fund
                                                 Aggregate Compensation                 and Fund Complex
Name of Person                                        from Fund (4)                   Payable to Directors
--------------                                        -------------                   --------------------
Barton M. Biggs/*/                                          $0                          $           0
John D. Barrett II/6/                                      None                                78,100
Thomas P. Gerrity/1/5/                                     None                                69,712
Gerard E. Jones/6/                                         None                                78,100
Joseph J. Kearns/1/6/                                      None                                70,835
Vincent R. McLean/1/6/                                     None                                69,712
C. Oscar Morong, Jr./1/6/                                  None                                69,712
William G. Morton, Jr./2/5/                                None                                78,100
Michael Nugent/3/5/                                        None                               228,362
Fergus Reid/4/5/                                           None                                81,115
Ronald E. Robison/*1/                                       0                                       0


----------------------------------------
(*) Directors Biggs and Robinson are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.
(1) Messrs. Gerrity, Kearns, McLean, Morong and Robison were elected to the Board by the shareholders of the Fund on October 11, 2001.
(2)  Mr. Morton was appointed to the Board on February 17, 2000.
(3)  Mr. Nugent was appointed to the Board on July 9, 2001.
(4) Includes amounts deferred at the election of Directors under the Deferred compensation Plan.
(5) Member of Nominating/Compensation Committee of the Board of Directors of the Fund.
(6)  Member of the Audit Committee of the Board of Directors of the Fund.



Code of Ethics

Pursuant to Rule 17j-l under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by Morgan Stanley Investment Management and Morgan Stanley & Co. (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Directors and officers of the Fund, Morgan Stanley Investment Management and Morgan Stanley & Co. ("Access Persons"). Rule 17j-l and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

                     INVESTMENT ADVISORY AND OTHER SERVICES


Investment Adviser



Morgan Stanley Investment Management is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of Morgan Stanley Investment Management are located at 1221 Avenue of the Americas, New York, NY 10020. As of December 31, 2001, Morgan Stanley Investment Management, together with its affiliated asset management companies, had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets. Morgan Stanley Investment Management receives no compensation for advisory services to the Portfolios.



In approving the investment advisory agreement, the Board of Directors, including the Independent Directors, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of each Portfolio compared to other similar investment companies, the Adviser's expenses in providing the services, the profitability of the Adviser and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with each Portfolio. The Independent Directors reviewed reports from third parties and management about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Directors noted their confidence in the capability and integrity of the senior management and staff of the Adviser and the financial strength of the Adviser and its affiliated companies. The Independent Directors weighed the foregoing factors in light of the advice given to them by legal counsel to the Fund as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Directors, including all of the Independent Directors, determined, in the exercise of its business judgment that approval of the investment advisory agreement was in the best interests of each Portfolio and its shareholders.


Principal Underwriter

Morgan Stanley & Co., located at 1585 Broadway, New York, New York 10036, serves as principal underwriter to the Fund. For information relating to the services provided by Morgan Stanley & Co. see "Distribution of Shares."

Fund Administration

Morgan Stanley Investment Management also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statement under federal laws. The Administration Agreement also provides that Morgan Stanley Investment Management, through its agents, will provide dividend disbursing and transfer agent services to the Fund. For its services under the Administration Agreement, the Fund pays Morgan Stanley Investment Management a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio.

Sub-Administrator. Under an agreement between Morgan Stanley Investment Management and J.P. Morgan, J.P. Morgan, a corporate affiliate of J.P. Morgan Chase Bank, provides certain administrative services to the Fund. Morgan Stanley Investment Management supervises and monitors the administrative services provided by J.P. Morgan. Their services are also subject to the supervision of the officers and Board of Directors of the Fund. J.P. Morgan provides operational and administrative services to investment companies with approximately $210 billion in assets and having approximately 304,995 shareholder accounts as of December 31, 2001. J.P. Morgan's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.


Custodian


J.P. Morgan Chase & Co., located at 3 Chase MetroTech Center, Brooklyn, NY 11245, acts as the Fund's custodian.


Dividend Disbursing and Transfer Agent


J.P. Morgan, located at 73 Tremont Street, Boston, MA, 02108-3919, provides dividend disbursing and transfer agency for the Fund pursuant to the Sub-Administration Agreement.


Independent Auditors


Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA, 02116, serves as independent auditors for the Fund and audits the annual financial statements of each Portfolio.


Fund Counsel


Mayer, Brown, Rowe & Maw located at 1675 Broadway, New York, NY 10019, acts as the Fund's legal counsel.


                             DISTRIBUTION OF SHARES

Morgan Stanley & Co., a wholly-owned subsidiary of Morgan Stanley, serves as the Fund's exclusive distributor of Portfolio shares pursuant to a Distribution Agreement. In addition, to promote the sale of Fund shares, the Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio under Rule 12b-1 of the 1940 Act (each, a "Plan"). Under each Plan, Morgan Stanley & Co. is entitled to receive as compensation from each Portfolio a fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the average daily net assets of the Class B shares. Each Plan is designed to compensate Morgan Stanley & Co. for its services in connection with distributing shares of all Portfolios. Morgan Stanley & Co. may retain any portion of the fees it does not expend in meeting its obligations to the Fund. Morgan Stanley & Co. may compensate financial intermediaries, plan fiduciaries and administrators for providing distribution-related services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of the Fund.




For the fiscal year ended December 31, 2001 Morgan Stanley & Co. spent 12b-1 fees received from the Portfolios pursuant to the Plan in the following ways:


                                                                          Total Dollar Amount of 12b-1
                                                                          Fees Spent during Fiscal Year
                                                                             Ended December 31, 2001
                                                                             -----------------------
Advertising, printing and mailing of prospectuses to other than
  current shareholders ..................................................               0
Compensation to underwriters ............................................               0
Compensation to broker-dealers ..........................................               0
Compensation to sales personnel .........................................               0
Interest, carrying, or other financing charges ..........................               0
Shareholder servicing ...................................................               0

                             PORTFOLIO TRANSACTIONS


The Portfolios will invest primarily in shares of the Underlying Funds. Orders for transactions in the Underlying Funds will be placed with Morgan Stanley & Co. or Morgan Stanley Distribution, Inc., the distributors for MSIF and MSIF Trust, respectively. Morgan Stanley & Co. also acts as distributor for the Portfolios.


Portfolio Turnover

Each Portfolio's turnover rate for a year is calculated by dividing the lesser of the value of the purchases or sales for the year by the average monthly market value of the Portfolio for the year. The rate of portfolio turnover will not be a limiting factor when a Portfolio deems it appropriate to purchase or sell shares of the Underlying Funds or other portfolio securities.

                               GENERAL INFORMATION

Fund History

The Fund was incorporated pursuant to the laws of the State of Maryland on May 20, 1997 under the name Morgan Stanley Strategic Adviser Fund, Inc. The Fund filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act and commenced operations on December 31, 1997. On December 1, 1998, the Fund changed its name to Morgan Stanley Dean Witter Strategic Adviser Fund, Inc. Effective May 1, 2001, the Fund changed its name to Morgan Stanley Strategic Adviser Fund, Inc.

Description of Shares and Voting Rights

The Fund's Articles of Incorporation currently permit the Directors to issue three billion shares of common stock, par value $.001 per share, from an unlimited number of classes ("Portfolios") of shares. Currently the Fund consists of shares of three Portfolios.

When issued, the shares of each Portfolio of the Fund will be fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

Dividends and Capital Gains Distributions

The Fund's policy is to distribute at least annually, substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that are intended to eliminate both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see discussion under "Taxes" in this SAI). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted. Any dividend or distribution paid by a Portfolio will have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution.

As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically received in additional shares of such class of that Portfolio of the Fund at the net asset value as of the business day following the record date. This automatic reinvestment of dividends and distributions will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected.

                          FEDERAL INCOME TAX TREATMENT

The following is a summary of certain federal income tax considerations generally affecting the Fund, Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state and local, or foreign tax treatment of the Fund, Portfolios or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

Regulated Investment Company Qualification

Each Portfolio intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. In order to so qualify, each Portfolio must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% of gross income requirement described above, foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

In addition to the requirements described above, in order to qualify as a RIC, a Portfolio must distribute at least 90% of its net investment income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

If a Portfolio fails to qualify as a RIC for any year, all of its net income will be subject to tax at corporate rates whether or not distributed to shareholders, and its distributions (including capital gains distributions) will be taxable as ordinary income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and will be eligible for the corporate dividends received deduction for corporate shareholders.

General Tax Treatment of Qualifying RICs and Shareholders

Each Portfolio intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from a Portfolio's net investment income are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Such dividends paid by a Portfolio generally will only qualify for the dividends-received deduction for corporate shareholders to the extent of the Portfolio's qualifying dividend income and to the extent designated by the Portfolio. Each Portfolio will report annually to its shareholders the amount of dividend income qualifying for such treatment.

Each Portfolio will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. Each Portfolio will send reports annually to shareholders regarding the federal income tax status of all distributions made during the preceding year. If any such gains are retained, the Portfolio will pay federal income tax thereon, and, if the Portfolio makes an election, the shareholders will include such undistributed gains in their income, will increase their tax basis in Portfolio shares by the difference between the amount included in their income and the tax deemed paid by the shareholder.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Portfolio and received by shareholders on December 31 of that year if the distributions are paid by the Portfolio at any time during the following January.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Portfolio held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds 12 months and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Portfolio will be disallowed to the extent the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares.

Each Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income (the excess of short-term and long-term capital gains over short-term and long-term capital losses, including any available capital loss carryforwards), prior to the end of each calendar year to avoid liability for federal excise tax.

The Fund may be required to withhold and remit to the U.S. Treasury 30% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the Account Registration Form; (ii) who is subject to backup withholding by the Internal Revenue Service; or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

A Section 1256 position held by an Underlying Fund will generally be marked-to-market (i.e. treated as if it were sold for fair market value) on the last business day of such Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within an Underlying Fund. The acceleration of income on Section 1256 positions may require an Underlying Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, an Underlying Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by an Underlying Fund.

Tax Treatment of Portfolio Investment in Underlying Funds

All income and capital gains received by a Portfolio from an underlying fund
(RIC) that it owns will be distributed by the Portfolio (after deductions for the Portfolio's allowable losses and expenses) and will be taxable to shareholders as ordinary income, except for any distributions attributable to the Portfolio's net capital gain, which will be taxable to shareholders as long-term capital gains. These long-term capital gains may be subject to tax at different maximum rates for individual (noncorporate) investors, depending upon each investor's tax bracket, the assets from which the fund or underlying mutual fund realized the gains, and the Portfolio's or underlying fund's holding periods for those assets. Because each Portfolio is actively managed, it may realize taxable net short-term capital gains by selling shares of a mutual fund it owns with unrealized appreciation or capital losses which might be disallowed under wash sale rules or recharacterized. Accordingly, investing in a Portfolio rather than directly investing in the underlying funds may result in increased tax liability to a shareholder since the Portfolio must distribute its net realized gains in accordance with the rules described above.

Distributions of net capital gain received by a Portfolio from the underlying funds (as described above), as well as net capital gain realized by a Portfolio from the sale (or redemption) of mutual fund shares or other securities, after reduction by allowable capital losses, will be taxable to a shareholder as long-term capital gain (even if the shareholder has held the shares for less than one year).

For purposes of determining the character of income received by a Portfolio when an underlying fund distributes net capital gain to a Portfolio, the Portfolio will treat the distribution as long-term capital gain, even if the Portfolio has held shares of the underlying fund for less than one year. Any loss incurred by a Portfolio on the redemption or other sale of such mutual fund's shares that have a tax holding period of six months or less (unless it is not disallowed under wash sale rules) will be treated as long-term capital loss to the extent of the gain distributions received on the shares disposed of by the Portfolio.

Each Portfolio may be subject to foreign withholding or other foreign taxes imposed by foreign countries with respect to the Portfolio's investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Portfolios do not expect to qualify to pass such taxes or associated foreign tax credits or deductions through to their shareholders, who consequently are not expected to take them into account on their own tax returns.

Taxes and Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership ("Foreign Shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder. Different rules apply to resident aliens and non-U.S. citizens living in the U.S. for more than 183 days per year, subject to certain IRS exceptions.

If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of net investment income plus the excess of net short-term capital gains over net long-term capital losses will be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, distributions of net long-term capital gains, and amounts retained by the Fund which are designated as undistributed capital gains.

If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Portfolio and any gains realized upon the sale of shares of the Portfolio, will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations.

A Portfolio may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio.

State and Local Taxes

Depending upon state and local tax law, distributions by the Portfolios to Shareholders and the ownership of shares may be subject to state and local tax laws. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Portfolio.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2002, the following persons were record or beneficial owners of 5% or more of the outstanding shares of the Portfolios:

                                                                                              Percent of
                                                                                             Outstanding
 Portfolio                                         Name of Beneficial Owner                     Shares
 ---------                                         ------------------------                     ------
 Conservative Portfolio - Class A     Mac & Co.                                                  68.78%
                                      A/C MSWF 1000012
                                      Mutual Fund Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA  15230-3198

                                      Mac & Co.                                                  21.22%
                                      A/C MSWF 4000012
                                      Mutual Fund Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA  15230-3198

 Conservative Portfolio - Class B     Morgan Stanley Asset Management                            10.00%
                                      Conservative Portfolio
                                      Attn.: Dave Sorichetti
                                      1221 Avenue of the Americas
                                      New York, NY  10020

 Moderate Portfolio - Class A         Mac & Co.                                                  73.18%
                                      A/C MSWF 1000022
                                      Mutual Fund Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA  15230-3198

                                      Mac & Co.                                                  21.88%
                                      A/C MSWF 4000022
                                      Mutual Fund Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA  15230-3198

 Aggressive Portfolio - Class A       Mac & Co.                                                  73.50%
                                      A/C MSWF 1000032
                                      Mutual Fund Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA  15230-3198

                                      Mac & Co.                                                  20.43%
                                      A/C MSWF 4000032
                                      Mutual Fund Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA  15230-3198

                                                                                              Percent of
                                                                                             Outstanding
 Portfolio                                         Name of Beneficial Owner                     Shares
 ---------                                         ------------------------                     ------
 Aggressive Portfolio - Class B       Morgan Stanley Asset Management                            5.91%
                                      Aggressive Portfolio
                                      Attn.: Dave Sorichetti
                                      1221 Avenue of the Americas
                                      New York, NY  10020





As of March 31, 2002, to Fund management's knowledge, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio of the Fund.



To the best knowledge of the Fund, Morgan Stanley Investment Management or Morgan Stanley Investments ownership of such securities is for investment only, not for the purposes of control, but may materially affect the voting rights of other shareholders.


                             PERFORMANCE INFORMATION

The Fund may from time to time quote various performance figures to illustrate a Portfolio's past performance.

Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Fund but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

Total Return


From time to time each Portfolio may advertise total return, including after tax return, for the shares of the Portfolio. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10-year period (or over the life of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis.



The average annual compounded rates of return (unless otherwise noted) for the Fund's Portfolios for the one year and five year periods ended December 31, 2001 and for the period from inception through December 31, 2001 are as follows:


                                                                        Average
                                        Inception         One           Annual         Average Annual
Name of Portfolio                          Date          Year         Five Years       Since Inception
-----------------                          ----          ----         ----------       ---------------
Conservative Portfolio
  Class A .........................    12/31/97          4.07%           N/A               5.87%

                                                                        Average
                                        Inception         One           Annual         Average Annual
Name of Portfolio                          Date          Year         Five Years       Since Inception
-----------------                          ----          ----         ----------       ---------------
  Class B .........................    12/31/97          4.03%           N/A               5.65%
Moderate Portfolio
  Class A .........................    12/31/97         -1.67%           N/A               5.41%
  Class B .........................    12/31/97         -1.94%           N/A               5.13%
Aggressive Portfolio
  Class A .........................    12/31/97         -7.71%           N/A               5.46%
  Class B .........................   12/31/97          -8.02%           N/A               5.21%

         These figures were calculated according to the following formula:

          P(1+T)n  =  ERV

         where:

                P = a hypothetical initial payment of $1,000
                T = average annual total return
                n = number of years
              ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

The average annual compounded rates of return (after taxes on distributions) (unless otherwise noted) for the Fund's Portfolios for the one year and five year periods ended December 31, 2001 and for the period from inception through December 31, 2001 are as follows:

                                                                        Average
                                        Inception         One           Annual         Average Annual
Name of Portfolio                          Date          Year         Five Years       Since Inception
-----------------                          ----          ----         ----------       ---------------
Conservative Portfolio
  Class A .........................    12/31/97          2.23%           N/A               3.12%
Moderate Portfolio
  Class A .........................    12/31/97         -3.19%           N/A               2.35%
Aggressive Portfolio
  Class A .........................    12/31/97         -8.65%           N/A               2.56%

         These figures were calculated according to the following formula:

          P(1+T)n  =  ATV\\D\\

         where:

                P = a hypothetical initial payment of $1,000
                T = average annual total return (after taxes on distributions) n = number of years

         ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption, and assuming all dividends and distributions, less the taxes due on such distributions, are reinvested. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date

The average annual compounded rates of return (after taxes on distributions and redemption) (unless otherwise noted) for the Fund's Portfolios for the one year and five year periods ended December 31, 2001 and for the period from inception through December 31, 2001 are as follows:

                                                                        Average
                                        Inception         One           Annual         Average Annual
Name of Portfolio                          Date          Year         Five Years       Since Inception
-----------------                          ----          ----         ----------       ---------------
Conservative Portfolio
  Class A .........................    12/31/97          2.48%           N/A               3.35%
Moderate Portfolio
  Class A .........................    12/31/97         -0.85%           N/A               3.00%
Aggressive Portfolio
  Class A .........................    12/31/97         -4.34%           N/A               3.39%

         These figures were calculated according to the following formula:

          P(1+T)n  =  ATVDR

         where:

                P  =  a hypothetical initial payment of $1,000
                T  =  average annual total return (after taxes on distributions and redemption)
                n  =  number of years
            ATVDR  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and after taxes on the sale of fund shares, assuming all dividends and distributions, less the taxes due on such distributions, are reinvested. Ending value is calculated by subtracting capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses resulting from the redemption. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date and the highest federal individual capital gains tax rate for gains in effect on the redemption date

Calculation of Yield

From time to time certain of the Portfolios may advertise yield.

Current yield reflects the income per share earned by a Portfolio's investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

         Yield is obtained using the following formula:

                  Yield = 2 [(  + 1) ! 1 ]

         where:

  a    =  dividends and interest earned during the period
  b    =  expenses accrued for the period (net of reimbursements)
  c    =  the average daily number of shares outstanding during the period that were entitled to receive income distributions
  d    =  the maximum offering price per share on the last day of the period

General Performance Information

Each Portfolio's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Portfolio as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

From time to time, a Portfolio's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

Portfolio advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

The Portfolios may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. Advertisements may include lists of representative Morgan Stanley & Co. clients. The Portfolios may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment.

The Portfolios may include in advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by Morgan Stanley & Co.; and the portfolio manager's goals, strategies and investment techniques.

The Portfolios' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Portfolios may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Portfolios' shareholder reports (including the investment composition of a Portfolio), as well as the views of Morgan Stanley & Co. as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio.

The Portfolios may quote various measures of volatility and benchmark correlation in advertising. The Portfolios may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

The Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Portfolio at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

                             DESCRIPTION OF RATINGS

Description of Commercial Paper and Bond Ratings

Excerpts From Moody's Description of Bond Ratings: Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities. A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers 1, 2 and 3 in each generic voting classification from Aa through B. The modifier 1 indicates that the security ranks at a higher end of the rating category; modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's Description of Bond Ratings: AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree. A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C -- The rating C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Description of Moody's Ratings of State and Municipal Notes: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1 -- best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2 -- high quality with margins of protection ample although not so large as in the preceding group; MIG-3 -- favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

Description of Moody's Highest Commercial Paper Rating: Prime-1 ("Pl") -- Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

Excerpt from S&P'S Rating of Municipal Note Issues: SP-l+ -- very strong capacity to pay principal and interest; SP-2 -- strong capacity to pay principal and interest.


Description of S&P'S Highest Commercial Paper Ratings: A-1+ -- this designation indicates the degree of safety regarding timely payment is extremely strong. A-1 -- this designation indicates the degree of safety regarding timely payment is strong.


                              FINANCIAL STATEMENTS


The Fund's audited financial statements for the fiscal year ended December 31, 2001, including notes thereto and the report of Ernst & Young LLP are herein incorporated by reference from the Fund's Annual Report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

                                   APPENDIX A

     The following is a list of the Underlying Funds which are investment portfolios of MSIF, with their respective investment objectives and a brief statement of their investment policies.

Global and International Equity Portfolios:

     The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the investment adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.


     The Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japanese issuers).


     The Asian Real Estate Portfolio seeks to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry.

     The China Growth Portfolio+ seeks to provide long-term capital appreciation by investing primarily in equity securities of issuers in the People's Republic of China, Hong Kong and Taiwan.

     The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth oriented equity securities of issuers in emerging market countries.

     The European Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

     The European Real Estate Portfolio seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry.

     The Global Franchise Portfolio seeks to provide long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that Morgan Stanley Investment Management believes have, among other things, resilient business franchises and growth potential.


     The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.


     The Gold Portfolio+ seeks long-term capital appreciation by investing primarily in the equity securities of foreign and domestic issuers engaged in gold-related activities.

     The International Equity Portfolio* seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

     The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

     The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies.

     The Japanese Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

     The Latin American Portfolio seeks long-term capital appreciation by investing primarily in growth oriented equity securities of Latin American issuers.



U.S. Equity Portfolios:

     The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

     The Focus Equity Portfolio seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

     The MicroCap Portfolio+ seeks long-term capital appreciation by investing primarily in growth oriented equity securities of small corporations.

     The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies.



     The Technology Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries.



     The U.S. Equity Portfolio seeks long-term capital appreciation by investing in equity securities of issuers included in the Standard & Poor's 500 Index.



     The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").


     The Value Equity Portfolio seeks high total return by investing primarily in equity securities that the investment adviser believes to be undervalued relative to the stock market in general at the time of purchase.



Fixed Income Portfolios:

     The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.


     *The Fixed Income III Portfolio seeks to produce a high total return consistent with the preservation of capital by investing primarily in a diversified portfolio of fixed income securities.


     The Global Fixed Income II Portfolio seeks to produce an attractive real rate of return while preserving capital by investing primarily in high quality fixed income securities of issuers throughout the world, including U.S. issuers.


*    Portfolio may be reorganized subject to shareholder approval.

     The High Yield II Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.


     The Mortgage-Backed Securities Portfolio+ seeks to produce as high a level of current income as is consistent with the preservation of capital by investing primarily in a variety of investment grade mortgage-backed securities.

     The Municipal Bond Portfolio+ seeks to produce a high level of current income consistent with preservation of principal by investing primarily in municipal obligations, the interest on which is exempt from federal income tax.

Money Market Portfolios:

     The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity.

     The Municipal Money Market Portfolio seeks to maximize current tax-exempt income and preserve capital.


     The following is a list of the Underlying Funds which are investment portfolios of MSIF Trust, with their respective investment objectives and a brief statement of their investment policies.


Equity Portfolios:

     The Equity Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of large U.S. companies.


     The Growth Portfolio seeks to achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of larger size companies that are deemed by Morgan Stanley Investments to offer long-term growth potential.



     The Mid Cap Growth Portfolio seeks long-term capital growth by investing primarily in growth-oriented equity securities of U.S. mid cap companies, and, to a limited extent, foreign companies.



     The Mid Cap Growth II Portfolio seeks long-term capital growth by investing primarily in growth-oriented equity securities of U.S. mid cap companies, and, to a limited extent, foreign companies.


     The Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in common stock of companies included in the range of companies included in the S&P MidCap 400 Index.

     The Small Cap Growth Portfolio seeks long-term capital growth by investing primarily in common stocks of companies with capitalizations in the range of companies included in the Russell 2000 Index.


     The Small Cap Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with capitalizations in the range of companies included in the Russell 2000 Index which are deemed by Morgan Stanley Investments to be relatively undervalued based on certain proprietary measures of value.

     The Strategic Small Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of domestic companies with equity capitalizations in the range of companies included in the Russell 2000 Value Index.


     The Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with capitalizations generally greater than $2.5 billion which are deemed by Morgan Stanley Investments to be relatively undervalued and other equity securities.




Fixed Income Portfolios:

     The Cash Reserves Portfolio seeks to realize maximum current income, consistent with preservation of capital and liquidity, by investing exclusively in liquid, high quality money market instruments of private financial and non-financial corporations, as well as obligations of the U.S. Government and its agencies and instrumentalities. The Portfolio's average weighted maturity will not exceed 90 days, and no individual security will have a remaining maturity in excess of 397 days. The Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.


     The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years by investing in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio's average weighted maturity will ordinarily exceed five years.



     The Investment Grade Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio's average weighted maturity will ordinarily exceed five years.



     The U.S. Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio's average weighted maturity will ordinarily exceed five years.


     The Global Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in investment grade fixed income securities issued by U.S. and foreign issuers. The Portfolio's average weighted maturity will ordinarily exceed five years.

     The High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in high yield securities. The Portfolio's average weighted maturity will ordinarily exceed five years.

     The Intermediate Duration Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified mix of U.S. Government securities, investment grade corporate bonds and mortgage securities. The Portfolio will generally maintain an average duration of between two and five years.

     The International Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in investment grade fixed income securities of government and corporate issuers in countries other than the U.S. including, to a limited degree, high yield securities of issuers located in emerging markets. The Underlying Fund's average-weighted maturity will ordinarily be greater than five years.

     The Limited Duration Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in U.S. Government securities, investment grade corporate bonds and mortgage securities. The Portfolio will generally maintain an average duration of between one and three years.

     The Mortgage-Backed Securities Portfolio seeks above average total return over a market cycle of three to five years by investing primarily in mortgage securities in U.S. Government and private issuers, and in mortgage derivatives.



     The Municipal Portfolio seeks to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income which is exempt from federal income tax, by investing primarily in fixed income securities issued by local, state and regional governments that provide income that is exempt from federal income taxes (municipal securities). The Portfolio's average weighted maturity will ordinarily be between five and ten years.

     The NY Municipal Portfolio seeks to realize above-average total return over a market cycle of three to five years by investing primarily in fixed income securities issued by local, state and regional governments that provide income that is exempt from regular federal income taxes (commonly called municipal securities) and income that may be exempt from New York State and City taxes.

     The Special Purpose Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio's average weighted maturity will ordinarily exceed five years.

     The Targeted Duration Portfolio seeks above average total return consistent with reasonable risk by investing primarily in U.S. Government securities, investment grade and high yield corporate bonds and mortgage securities, and, to a limited extent, non-dollar denominated securities, regardless of maturity. The Portfolio will maintain an average weighted duration of the Merrill Lynch 1-3 Year Government Bond Index (currently 1.7 years).

Balanced Portfolios:


     The Balanced Portfolio seeks above-average total return over a market cycle of three to five years. The asset mix is actively managed by Morgan Stanley Investments, with equity securities ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.


     The Balanced Plus Portfolio seeks to achieve above-average total return over a market cycle of three to five years by investing in common stocks of domestic and foreign issuers and fixed income securities.


     The Multi-Asset-Class Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in equity securities and fixed income securities of U.S. and foreign issuers. The asset mix is actively managed by Morgan Stanley Investments.

Advisory Portfolios:

     The Advisory Foreign Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-grade foreign bonds and derivatives.

     The Advisory Mortgage Portfolio seeks returns consistent with returns generated by the market for mortgage securities by investing primarily in mortgage securities. The Underlying Fund's average weighted maturity will ordinarily be greater than seven years.

-------

*    Portfolio is currently closed to new investors.

+    Portfolio is not operational.

                   MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                            PART C: OTHER INFORMATION

Item 23. Exhibits
-----------------

     (a) (1) Articles of Incorporation are incorporated by reference to Exhibit No. 1 to Pre-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A (File Nos. 333-32231 and 811-08303), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000912057-97-025172) on July 28, 1997.

     (2) Articles of Amendment to Articles of Incorporation (regarding name change) are incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-32231 and 811-08303), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001047469-99-007658) on February 26, 1999.

     (3) Articles of Amendment to Articles of Incorporation (regarding name change) are incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File Nos. 333-32231 and 811-08303), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000912057-01-511514) on April 30, 2001.

     (b) (1) By-laws are incorporated by reference to Exhibit No. 2 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File Nos. 333-32231 and 811-08303), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000912057-97-025172) on July 28, 1997.

     (c) Instruments Defining Rights of Security Holders, incorporated by reference to Exhibit 1 (Articles of Incorporation) as amended to date, filed as part of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 333-32231) filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-97-025172) on July 28, 1997, and
Exhibit 2 (By-Laws) as amended to date, filed as part of Pre-Effective Amendment No. 1 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR on July 28, 1997.

     (d) Investment Advisory Agreement between Registrant and Morgan Stanley Asset Management Inc. (now known as Morgan Stanley Dean Witter Investment Management Inc.) with respect to the Strategic Adviser Conservative, Strategic Adviser Moderate and Strategic Adviser Aggressive Portfolios is incorporated by reference to Exhibit (d) to the Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-32231 and 811-08303), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001047469-99-007658) on February 26, 1999.

     (e) Distribution Agreement between Registrant and Morgan Stanley & Co. Incorporated is incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-32231 and 811-08303, as filed with the Securities and Exchange Commission via EDGAR (Accession #0001047469-99-007658) on February 26, 1999.

     (f) Not applicable.

     (g) Not applicable.

     (h) (1) Administration Agreement between Registrant and Morgan Stanley Asset Management Inc. (now known as Morgan Stanley Dean Witter Investment Management Inc.) is incorporated by reference to Exhibit (h) (1) to the Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-32231 and 811-08303), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001047469-99-007658) on February 26, 1999.

     (2) Form of Sub-Administration Agreement between Registrant and The Chase Manhattan Bank to be filed by amendment.

     (i) Consent of Counsel, filed herewith.

     (j) Consent of Accountant, filed herewith.

     (k) None.

     (l) Not applicable.

     (m) Form of Plan of Distribution Pursuant to Rule 12b-1 for shares of the Strategic Adviser Aggressive, Strategic Adviser Conservative and Strategic Adviser Moderate Portfolios is incorporated by reference to Exhibit No. 15 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File Nos. 333-32231 and 811-08303), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000912057-97-025172) on July 28, 1997.

     (n) Not applicable.

     (o) Registrant's Rule 18f-3 Multiple Class Plan is incorporated by reference to Exhibit No.18 to the Pre-Effective Amendment No.1 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-32231 and 811-08303), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000912057-97-025172) on July 28, 1997.

     (p) (1) Code of Ethics for the Fund is incorporated by reference to Exhibit
(p)(1) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File Nos. 333-32231 and 811-08303), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000912057-01-511514) on April 30, 2001.

     (2) Code of Ethics for the Adviser and Distributor is incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File Nos. 333-32231 and 811-08303), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000912057-01-511514) on April 30, 2001.

     (q) Powers of Attorney, are filed herewith.

Item 24. Persons Controlled By or Under Common Control with Registrant
----------------------------------------------------------------------

     Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

     No person is controlled by or under common control with the Registrant.

Item 25. Indemnification
------------------------

     State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.

     Reference is made to Article SEVEN of the Registrant's Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser
-------------------------------------------------------------

     Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each director, officer or partner of the investment adviser, is or has been, engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee. (disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

     Reference is made to the caption "Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Management of the Fund" in Part B of this Registration Statement.

     Listed below are the officers and Directors of Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"):

------------------------------------------ --------------------------------------------- -----------------------------------
  Name and Position with Morgan Stanley
          Investment Management                       Name of Other Company                 Position With Other Company
------------------------------------------ --------------------------------------------- -----------------------------------
Barton Michael Biggs
Chairman, Director and Managing Director
------------------------------------------ --------------------------------------------- -----------------------------------
Mitchell M. Merin                          Morgan Stanley Investment Advisors Inc.       President, Chief Executive
Director                                                                                 Officer and Director
------------------------------------------ --------------------------------------------- -----------------------------------
                                           Morgan Stanley Dean Witter & Co.              President and Chief Operating
                                                                                         Officer of Asset Management
------------------------------------------ --------------------------------------------- -----------------------------------

------------------------------------------ --------------------------------------------- -----------------------------------
                                           Morgan Stanley Dean Witter Distributors       Chairman, Chief Executive Officer
                                           Inc. and Morgan Stanley Dean Witter Trust     and Director
                                           FSB
------------------------------------------ --------------------------------------------- -----------------------------------
                                           Morgan Stanley Services Company Inc.          President, Chief Executive
                                                                                         Officer and Director
------------------------------------------ --------------------------------------------- -----------------------------------
                                           Morgan Stanley Funds                          President
------------------------------------------ --------------------------------------------- -----------------------------------
                                           Morgan Stanley DW Inc.                        Executive Vice President and
                                                                                         Director
------------------------------------------ --------------------------------------------- -----------------------------------
                                           Various MSDW Subsidiaries                     Director
------------------------------------------ --------------------------------------------- -----------------------------------
                                           Various Van Kampen investment companies       Trustee
------------------------------------------ --------------------------------------------- -----------------------------------
Joseph J. McAlinden                        Morgan Stanley Investment Advisors Inc.       Executive Vice President and
Chief Investment Officer                                                                 Chief Investment Officer
------------------------------------------ --------------------------------------------- -----------------------------------
                                           Morgan Stanley Funds                          Vice President
------------------------------------------ --------------------------------------------- -----------------------------------
                                           Morgan Stanley Trust                          Director
------------------------------------------ --------------------------------------------- -----------------------------------
Rajesh Kumar Gupta                         Morgan Stanley Investment Advisors Inc.      Senior Vice President, Director
Chief Administrative Officer  -                                                          of the Taxable Fixed Income Group
Investments                                                                              and Chief Administrative Officer
                                                                                         - Investments
------------------------------------------ --------------------------------------------- -----------------------------------

------------------------------------------ --------------------------------------------- -----------------------------------
Arthur Lev
General Counsel, Managing Director and
 Secretary
------------------------------------------ --------------------------------------------- -----------------------------------
James P. Wallin
Chief Compliance Officer and Executive
 Director
------------------------------------------ --------------------------------------------- -----------------------------------
Alexander C. Frank
Treasurer
------------------------------------------ --------------------------------------------- -----------------------------------

     In addition, Morgan Stanley Investment Management acts as investment adviser or sub-adviser to the following registered investment companies: The Latin American Discovery Fund, Inc.; The Malaysia Fund, Inc; Morgan Stanley Africa Investment Fund, Inc.; Morgan Stanley Asia-Pacific Fund, Inc.; Morgan Stanley Eastern Europe Fund, Inc.; Morgan Stanley Emerging Markets Debt Fund, Inc.; Morgan Stanley Emerging Markets Fund, Inc.; Morgan Stanley Global Opportunity Bond Fund, Inc.; Morgan Stanley High Yield Fund, Inc.; Morgan Stanley India Investment Fund, Inc.; The Pakistan Investment Fund, Inc.; The Thai Fund, Inc.; The Turkish Investment Fund, Inc.; certain portfolios of The Universal Institutional Funds, Inc.; AMR Investment Trust - American AAdvantage Emerging Markets Fund; CIGNA Funds Group - Charter Large Company Stock Growth Mutual Fund; Endeavor Series Trust - Endeavor Asset Allocation Portfolio; Endeavor Series Trust - Endeavor Money Market Portfolio; EQ Advisors Trust - Morgan Stanley Emerging Markets Equity Portfolio; Fifth Third Funds - International Equity Fund; John Hancock Variable Series Trust I - Emerging Markets Equity Portfolio; John Hancock Variable Series Trust I - Real Estate Equity Fund; LSA Variable Series Trust - MSAM Focused Equity Fund; Manufacturers Investment Trust - Global Equity Trust; Morgan Stanley European Growth Fund Inc.; Morgan Stanley Growth Fund; Morgan Stanley International Fund; Morgan Stanley International SmallCap Fund; Morgan Stanley Japan Fund, Inc.; Morgan Stanley Pacific Growth Fund, Inc.; Morgan Stanley Real Estate Fund; Morgan Stanley Select Dimensions Investment Series - The Growth Portfolio;

Morgan Stanley Tax-Managed Growth Fund; Morgan Stanley Technology Fund; Morgan Stanley Variable Investment Series - European Growth Portfolio; Morgan Stanley Variable Investment Series - Pacific Growth Portfolio; North American Funds - International Equity Fund; Pacific Select Fund - Real Estate Investment Trust ("REIT") Portfolio; Phoenix Edge Series Fund - Morgan Stanley Focus Equity Series; Principal Partners Aggressive Growth Fund, Inc.; Principal Partners Large Cap Growth Fund I; Principal Partners Mid Cap Blend Fund; Aggressive Growth Account of Principal Variable Contracts Fund, Inc.; Asset Allocation Account of Principal Variable Contracts Fund, Inc.; SEI Institutional International Trust - Emerging Markets Equity Portfolio; SunAmerica Series Trust
- International Diversified Equities Portfolio; SunAmerica Series Trust - Technology Portfolio; SunAmerica Series Trust - Worldwide High Income Portfolio; Van Kampen Life Investment Trust - Global Equity Portfolio; Van Kampen Real Estate Securities Fund; Van Kampen Tax Managed Equity Growth Fund; certain portfolios of the Van Kampen Series Fund, Inc.

Item 27. Principal Underwriters
-------------------------------

     (a) State the name of each investment company (other than the registrant) for which each principal underwriter currently distributing securities of the registrant also acts as a principal underwriter, depositor or investment adviser.

     Morgan Stanley & Co. Incorporated ("MS&Co.") is distributor for The Universal Institutional Funds, Inc., Morgan Stanley Dean Witter Institutional Fund, Inc. and The Strategic Adviser Fund, Inc.

     (b) Provide the information required by the following table with respect to each director, officer or partner of each principal underwriter named in answer to Item 20.

------------------------------------------------ ------------------------------------------ --------------------------
Name and Principal Business Address*             Position and Offices with Morgan Stanley     Position and Offices
                                                            & Co. Incorporated                   with Registrant
------------------------------------------------ ------------------------------------------ --------------------------
Zoe Cruz                                         Director
------------------------------------------------ ------------------------------------------ --------------------------
Bruce D. Fiedorek                                Director, Vice Chairman
------------------------------------------------ ------------------------------------------ --------------------------
John P. Havens                                   Director
------------------------------------------------ ------------------------------------------ --------------------------
Donald G. Kempf, Jr.                             Director
------------------------------------------------ ------------------------------------------ --------------------------
Tarek F. Abdel-Meguid                            Director
------------------------------------------------ ------------------------------------------ --------------------------
Stephan F. Newhouse                              Director, Co-President and Chief Operating Officer
------------------------------------------------ ------------------------------------------ --------------------------
Vikram S. Pandit                                 Director, Co-President and Chief Operating Officer
------------------------------------------------ ------------------------------------------ --------------------------
Joseph R. Perella                                Director, Chairman and Chief Executive Officer
------------------------------------------------ ------------------------------------------ --------------------------
Thlerry G. Porte                                 Director
------------------------------------------------ ------------------------------------------ --------------------------
Philip J. Purcell                                Director
------------------------------------------------ ------------------------------------------ --------------------------
Robin Roger                                      General Counsel and Secretary
------------------------------------------------ ------------------------------------------ --------------------------
Alexander C. Frank                               Treasurer
------------------------------------------------ ------------------------------------------ --------------------------
Robert G. Scott                                  Chief Financial Officer
------------------------------------------------ ------------------------------------------ --------------------------

*Morgan Stanley & Co. Incorporated 1585 Broadway New York, NY  10036

Item 28. Location of Accounts and Records
-----------------------------------------

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 act [15 u.s.c. 80a-30(a)] and the rules under that section.

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of the Registrant; Registrant's Transfer Agent, J.P. Morgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208-2798; and the Registrant's custodian banks, including sub-custodians.

     In addition, Morgan Stanley Investment Management, Inc., Registrant's investment adviser and administrators, maintain possession of the Fund's corporate organizational records, in addition to certain other records required by Rule 31a-1(b).

Item 29. Management Services
----------------------------

     Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B, disclosing the parties to the contract and the total amount paid and by whom, for the fund's last three fiscal years.

     Not applicable.

Item 30. Undertakings
---------------------

     (a) Not applicable.

     (b) Registrant hereby undertakes that whenever a Shareholder or Shareholders who meet the requirements of Section 16(c) of the 1940 Act inform the Board of Directors of his or their desire to communicate with other Shareholders of the Fund, the Directors will inform such Shareholder(s) as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

     (c) Registrant hereby undertakes to furnish to each prospective person to whom a prospectus will be delivered a copy of Registrant's latest annual report to shareholders, when such annual report is issued, containing information called for by Item 5A of Form N-1A, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on May 1, 2002.


                                        MORGAN STANLEY STRATEGIC ADVISER
                                        FUND, INC.


                                        By: /s/ Ronald E. Robison
                                            ----------------------
                                        Title:  President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 1st of May, 2002.


              Signature                              Title                      Date
              ---------                              -----                      ----
/s/ Ronald E. Robison                  President                           May 1, 2002
---------------------
Ronald E. Robison

*/s/ Barton M. Biggs                   Chairman and Director               May 1, 2002
--------------------
Barton M. Biggs

*/s/ John D. Barrett II                Director                            May 1, 2002
-----------------------
John D. Barrett II

*/s/ Gerard E. Jones                   Director                            May 1, 2002
--------------------
Gerard E. Jones

*/s/ Joseph J. Kearns                  Director                            May 1, 2002
---------------------
Joseph J. Kearns

*/s/ Vincent R. McLean                 Director                            May 1, 2002
----------------------
Vincent R. McLean

*/s/ C. Oscar Morong                   Director                            May 1, 2002
--------------------
C. Oscar Morong

*/s/ William G. Morton, Jr.            Director                            May 1, 2002
---------------------------
William G. Morton, Jr.

*/s/ Michael Nugent                    Director                            May 1, 2002
-------------------
Michael Nugent

*/s/ Fergus Reid                       Director                            May 1, 2002
----------------
Fergus Reid

By:*/s/ Ronald E. Robison
        -----------------
Ronald E. Robison
Attorney-In-Fact

                                  EXHIBIT INDEX

EX-99 (i)  Consent of Counsel

EX-99 (j)  Consent of Accountants

EX-99 (q)  Powers of Attorney